UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

31 December

2021

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGIWX	FGIYX
Nuveen Global Real Estate Securities Fund	NGJAX	NGJCX	NGJFX	NGJIX
Nuveen Real Asset Income Fund	NRIAX	NRICX	NRIFX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FREGX	FARCX

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

We have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies.

As crisis-related monetary and fiscal supports are phasing out, global economic growth is expected to moderate from post-pandemic peak growth toward a more sustainable pace of expansion. In the U.S., the rapid rebound in the economy has pushed consumer prices higher, and ongoing supply chain disruptions have kept the inflation rate elevated for longer than expected. With the economy and employment on strong footing, the Federal Reserve is ending its pandemic bond buying program and will begin raising short-term interest rates in 2022 to help keep inflation in check. The Fed now faces the challenge of counteracting inflation pressures without stifling economic growth, which the markets will be watching closely. On the fiscal side, government spending will be lower from here, but the U.S. will begin funding projects with the $1.2 trillion Infrastructure Investment and Jobs Act enacted on November 15, 2021, and Europe, Japan and China are also expected to roll out fiscal support in 2022.

Inflation levels, the timing of monetary policy normalization and the global economy’s response to tighter financial conditions will be a key focus in the markets. We anticipate periodic volatility as markets digest incoming data on these impacts, as well as COVID-19 headlines, as there is still uncertainty about the course of the pandemic. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

To learn more about how your portfolio can take advantage of new opportunities arising from the normalizing global economy, we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2022

Portfolio Managers’ Comments

Nuveen Global Infrastructure Fund

Nuveen Global Real Estate Securities Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The Nuveen Global Infrastructure Fund portfolio managers are Jay L. Rosenberg, Tryg T. Sarsland, Jagdeep S. Ghuman and Noah P. Hauser, CFA. For the Nuveen Global Real Estate Securities Fund portfolios manages include Jay L. Rosenberg, Scott C. Sedlak, Benjamin T. Kerl and Jagdeep S. Ghuman. For the Nuveen Real Asset Income Fund, the portfolio management team includes Jay L. Rosenberg, Brenda A. Langenfeld, CFA, Tryg T. Sarsland, Jean C. Lin, CFA and Benjamin T. Kerl. For the Nuveen Real Estate Securities Fund the portfolio management team includes Jay L. Rosenberg, Scott C. Sedlak, Sarah J. Wade and Benjamin T. Kerl

Effective October 1, 2021, Noah P. Hauser, CFA, joined the Global Infrastructure Fund portfolio management team and Benjamin T. Kerl joined the Nuveen Real Asset Income Fund portfolio management team.

Effective April 30, 2021, Benjamin T. Kerl has joined the Nuveen Real Estate Securities Fund portfolio management team.

Here the Funds’ portfolio management teams review U.S. and global economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2021. For more information on the Funds’ investment objectives and policies, please refer to the prospectus.

What factors affected the U.S. and global economy and financial markets during the twelve-month reporting period ended December 31, 2021?

The U.S. economic recovery remained on course over the twelve-month reporting period, despite setbacks from the COVID-19 virus and higher-than-expected inflation readings. Since the pandemic reached the U.S. in early 2020, the federal government has enacted $5.3 trillion in crisis-related aid and the U.S. Federal Reserve (Fed) has kept borrowing rates low for businesses and individuals and kept the credit system stable. These measures, along with increasing vaccinations and improved treatments, helped the economy to reopen and activity to rebound during 2021, despite additional COVID-19 surges caused by new, more contagious variants. U.S. gross domestic product (GDP) rose at an annualized 6.9% in the fourth quarter of 2021, accelerating from 2.3% in the third quarter when the delta variant weighed on economic activity, according to the Bureau of Economic Analysis “advance” estimate. Also according to the “advance” estimate, in 2021 overall, GDP grew 5.7%, rebounding from the contraction of -3.4% in 2020.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The return of consumer demand to the economy put upward pressure on inflation in 2021. However, as supply chains remained under stress and labor shortages continued, in part because of resurgences of the virus around the world, inflation appeared to be more durable than initially expected. The Fed responded by reducing its pandemic-era support programs and signaled that rate increases were likely in 2022. Financial markets grew more concerned about the timing and size of these monetary policy shifts and their implications for the broader economic outlook, which led to short-term volatility in interest rates and stock prices. However, strong corporate earnings and a lessening economic impact from each subsequent wave of the virus supported a more optimistic view that ultimately drove stock prices and interest rates higher over 2021.

After underperforming for most of 2020, cyclical and value areas of the market, including real estate, enjoyed a resurgence of investor interest during 2021. Investors flocked to the real estate sector, which stood to benefit as more people received vaccinations and global mobility increased, driving higher utilization and occupancy rates. With the additional backdrop of rebounding U.S. economic growth and strong broader equity returns, the U.S. real estate investment trust (REIT) common equity segment generated near-record returns in 2021. Global REITs also performed well as investors returned to the previously out-of-favor sector segment in the first half of the reporting period, but the segment did not reach the same heights as U.S. REITs. Several challenges posed headwinds for global real estate in the second half of the reporting period, including higher interest rates in the U.S. and the Evergrande Group situation in China. The Evergrande Group, one of China’s largest and most indebted residential real estate developers, defaulted on its bonds in December 2021, which impacted property across the pan-Asian region.

Global infrastructure equities also produced solid double-digit gains over the reporting period but underlying industry returns within the sector were fairly divergent. The highly cyclical pipeline industry was a top performer based on investor anticipation of a recovery in economic activity and increased demand for crude oil as people begin to travel again. Perpetual preferred securities saw spreads continue to normalize in 2021 from significant dislocation early during the COVID-19 crisis, posting modestly positive returns but lagging REIT equities. In the fixed income market, the high yield corporate sector performed well as spreads tightened. The segment benefited from a favorable backdrop that included the economic rebound, low default rates, continued investor demand for higher yielding securities, strong corporate balance sheets and moderate net issuance supply.

Nuveen Global Infrastructure Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

The investment objective of the Fund is long-term growth of capital and income. The Fund seeks growth opportunity from global economic development by investing in U.S. and non-U.S. infrastructure companies that own or operate vital structures, facilities and services. The Fund is structured using a number of core infrastructure companies that the portfolio management team believes should provide long-term outperformance versus the market, combined with more opportunistic holdings that are undervalued by the market in the short term. The Fund has exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

COVID-19 vaccine announcements in late 2020 served as a catalyst for the portfolio management team to more quickly reduce the Fund’s defensive bias relative to the benchmark, a process that continued during 2021. Throughout the reporting period, the portfolio management team added to more cyclical sectors, funded by reductions in defensive areas, which resulted in more balanced sector exposures relative to the benchmark. However, the Fund remained underweight in two of the most cyclical, transportation-related areas, airports and pipelines. At the same time, the portfolio management team remained constructive regarding other cyclical areas of the Fund’s investment universe such as U.S. freight rail and waste companies that were able to capitalize on the rebound in economic activity while remaining fairly insulated from the health crisis. Technology infrastructure, which consists primarily of cellular tower companies and data centers in the U.S. and overseas, continued to be the Fund’s largest sector overweight because the benchmark has no exposure to the sector.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund’s Class A Shares at NAV outperformed the S&P Global Infrastructure Index (Net). For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Global Infrastructure Index (Net).

The Fund’s outperformance was driven by favorable allocation effect and security selection. After detracting early in 2021, the technology infrastructure sector contributed the most to the Fund’s relative performance. Approximately 13% of the Fund’s portfolio was invested in the technology infrastructure group, while the index had no representation. Cellular towers and data centers have performed well during the more uncertain periods of the COVID-19 crisis, given their defensive growth characteristics and insulation from social distancing impacts. The segment garnered renewed interest and performance rebounded during the reporting period as some global economies struggled with COVID-19 vaccination rollouts and the new omicron variant emerged. Additionally, cash flows for these companies are linked to long-term contracts, which adds visibility to the likely profitability of their business models during uncertain times.

The Fund’s underweight to the challenged airport sector also contributed favorably to relative performance during the reporting period. Although the airport group rebounded in late 2020 after positive COVID-19 vaccine announcements, the segment sold off again in 2021 because of its high correlation to COVID-19 news. The bulk of the investable universe is in Europe where some countries’ response to COVID-19 has lagged, which has led to uneven economic recoveries especially relative to the United States. The portfolio management team maintained the Fund’s airport underweight throughout the reporting period as a result of the slow return of business and long-haul international travel, along with some company specific regulatory uncertainty, which continues to delay a full recovery for the sector.

Partially offsetting the outperformance was the Fund’s underweight exposure to the pipeline sector, which detracted from relative performance during the reporting period. Following the COVID-19 vaccine news late in 2020, pipelines benefited from the market’s rotation into value. Throughout the first half of 2021, the segment was the strongest performer within infrastructure based on a recovery in economic activity and demand improvement for crude oil as people began to travel again. Although the portfolio management team added more to pipelines than any other sector at the beginning of 2021, the Fund still maintained an underweight to this sector versus the index throughout the reporting period. Pipelines represent more than 20% of the benchmark while the Fund’s portfolio management team prefers to provide investors with more broadly diversified exposure across the infrastructure universe.

Nuveen Global Real Estate Securities Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

The Fund seeks long-term capital appreciation with a secondary objective to provide current income. The Fund invests in income-producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the investment team diversifies across geographies and sectors of listed global commercial real estate by investing in common stocks, preferred securities and other equity securities issued by U.S. and non-U.S. companies in the real estate industry, including real estate investment trusts (REITs) and similar REIT-like entities. Equity securities in which the Fund may invest may be of any market capitalization, including small and mid-capitalization companies.

Throughout the reporting period, the Fund’s portfolio management team maintained a bias toward higher quality companies and assets within the REIT sector in general. However, the Fund owned some higher yielding companies within sectors with strong fundamentals that looked attractive from a relative valuation perspective. During the first half of the reporting period, the team continued to shift the Fund’s sector weights to more closely align with the benchmark, following the significant sector deviations that occurred before the COVID-19 vaccine announcements in late 2020. The portfolio management team reduced exposure in some sectors that had worked best during the height of the COVID-19 crisis, particularly the industrial sector, although the Fund still remained slightly overweight in the sector versus its benchmark at the end of the reporting period. The proceeds were used to add to areas most challenged by the COVID-19 crisis such as retail and lodging. Throughout the reporting period, the Fund maintained its significant

Portfolio Managers’ Comments (continued)

overweight in the technology infrastructure sector, which is primarily the result of the absence of cellular tower companies within the index.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund’s Class A Shares at NAV outperformed the FTSE EPRA Nareit Developed Index (Net). For purposes of this Performance Commentary, references to relative performance are in comparison to the FTSE EPRA Nareit Developed Index (Net).

The Fund’s outperformance was driven primarily by positive security selection, both at the property type and country level. Broadly speaking, selection was favorable among European holdings, particularly in the U.K. and Germany, as well as holdings in the U.S. and Australia. In terms of property types, the diversified, apartment and office segments added value.

The diversified sector led the Fund’s outperformance, primarily as a result of security selection with an additional contribution from an underweight relative to the index. The Fund’s thematic preference for higher quality companies with less exposure to retail and lodging benefited performance as those business types remained under pressure outside of the U.S. An out-of-index position in St. Modwen Properties PLC, a U.K.-based homebuilding, logistics and land development company, was the Fund’s top contributor. The company’s underlying business has benefited from the faster pace of vaccine distribution and loosening of COVID-19 restrictions in the U.K. During the reporting period, private equity company Blackstone agreed to purchase St. Modwen Properties at a significant premium to both the price of the stock as well as its last reported net asset value. The initial offer was also subsequently increased, which drove the shares even higher. Blackstone closed on the buyout deal in August 2021 and St. Modwen was formally de-listed from the London Stock Exchange.

In the apartment sector, an underweight to the German apartment owner Vonovia SE drove most of the Fund’s outperformance within the group. Political risk and uncertainty caused weakness in Vonovia’s shares as Germany’s center-left Social Democratic Party won a narrow victory over former Chancellor Angela Merkel’s conservative party. The election outcome increased the risk that apartment owners could be potentially impacted by additional rent controls. In the U.S., apartments also contributed favorably to relative performance over the reporting period as the Fund’s holdings continued to see a resurgence in demand and increasing rent levels. Although the Fund maintained an underweight to the apartment sector overall versus the benchmark, its U.S. exposure represented an overweight.

Partially offsetting the outperformance was security selection within the real estate management and development group, which detracted from relative performance during the reporting period. An out-of-index position in Instone Real Estate Group, a German homebuilder, was the most significant detractor over the reporting period. Instone Real Estate has been negatively impacted by supply chain issues, not only from a cost perspective as material prices have risen but also because of the inability to receive building materials in a timely fashion. These issues created delays, which caused the company to announce that expected completions would likely be down considerably in the near term until the supply issues are resolved. The announcement resulted in a swift repricing of the shares. The Fund continued to hold Instone Real Estate at the end of the reporting period because the Fund’s portfolio management team believes the outlook for the stock appeared more favorable after investors digested the recent supply chain issues.

Nuveen Real Asset Income Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

The Fund seeks to provide a high level of income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt.

The Fund attempts to add value versus the comparative blended performance benchmark in two ways: by re-allocating among the five main security types when the portfolio management team sees pockets of value at differing times and, more importantly, through individual security selection. COVID-19 vaccine announcements in late 2020 provided the catalyst for rebalancing the Fund’s sector exposures, which continued throughout 2021. By the end of the reporting period, sector exposures were more closely aligned with what investors should expect under more normal market conditions.

Throughout the reporting period, the portfolio management team increased the Fund’s equity exposure, shifting from an underweight to an overweight relative to the blended benchmark. Pipelines within infrastructure equity represented the largest increase, an area that has been positively impacted by the economic recovery, higher commodity prices and attractive valuations. Within real estate equity, the portfolio management team increased retail, net lease, office and gaming exposures to capitalize on the economic reopening theme. Industrial equities remained an area of focus for the Fund because the segment continued to demonstrate strong underlying fundamentals. The preferred securities and high yield debt segments served as sources of funds for the equity increases and ended the reporting period as underweights relative to the blended benchmark. Valuations were less attractive in these areas as spreads continued to narrow and yield characteristics in the equity universe became more attractive in relative terms. These segments also have higher sensitivity to changes in interest rates relative to the equity universe.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund’s Class A Shares at NAV outperformed the Real Asset Income Blended Benchmark. For purposes of this Performance Commentary, references to relative performance are in comparison to the Real Asset Income Blended Benchmark. Effective April, 1, 2021, the Fund’s Blended Benchmark was updated to consist of: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 13% FTSE Nareit Preferred Stock Index and 5) 20% Bloomberg U.S. Corporate High Yield Bond Index. These changes were made because of the decommissioning of the previously used Wells Fargo Hybrid & Preferred Securities REIT Index on March 31, 2021, and to better reflect the securities held in the Fund and its actual and expected positioning.

During the reporting period, the Fund benefited from security selection within infrastructure equities, real estate preferred securities and infrastructure preferreds. Stock selection was favorable among infrastructure equities primarily led by the Fund’s lack of exposure to airports, an overweight to electric transmission stocks and an underweight to toll roads. Although the airport group enjoyed a rebound in December 2021, overall it lagged for the reporting period as concerns around COVID-19 vaccination rates and the omicron variant weighed on transportation related stocks. This segment represents a material weight in the infrastructure index, while the Fund typically contains limited or no exposure to airport stocks because of their lower dividend yields.

Within the Fund’s real estate preferred exposure, an underweight to self-storage contributed to performance as preferred shares in self-storage dramatically underperformed their equity counterparts. The Fund’s security selection in the infrastructure preferred category was also favorable, although an overweight to the sector offset some of the positive performance. The Fund’s preference for institutional preferred securities and fixed-to-fixed or fixed-to-floating rate structures also aided performance. These securities typically exhibit lower interest rate sensitivity and were generally less impacted by rising interest rates, especially in the United States.

Debt holdings within the Fund’s portfolio detracted modestly from relative performance. The Fund’s overweight to utilities was the primary reason for the underperformance as the group fell short of many other areas that stand to benefit more from the anticipated economic recovery. Investors may have also been anticipating further weakness for the utilities segment because of the potential for corporate tax hikes under the Biden administration, which could affect utilities more adversely relative to other higher growth sectors.

During the current fiscal period, the Fund continued using interest rate futures to partially hedge the portfolio against movements in interest rates. The interest rate futures had a negligible impact on performance during the reporting period.

Portfolio Managers’ Comments (continued)

Nuveen Real Estate Securities Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

The Fund seeks to provide above average current income and long-term capital appreciation by investing in income-producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the investment team diversifies across geographies and sectors of listed U.S. commercial real estate.

Throughout the reporting period, the Fund’s portfolio management team maintained a bias toward higher quality, higher market cap companies and assets within the REIT sector in general. The Fund also remained focused on companies that had superior earnings growth potential relative to peers and were more likely to increase dividends in 2022. During the first half of the reporting period, the portfolio management team continued the rebalancing that began late in 2020 following COVID-19 vaccine announcements, which vastly improved the outlook for the areas of real estate most negatively impacted by the COVID-19 crisis. Exposures were reduced in sectors that had worked the best prior to the vaccine announcements, namely industrial and technology infrastructure, to fund purchases in areas that had been the most challenged such as lodging, retail, apartments and malls.

As the economic recovery gained momentum, the Fund increased exposures to areas that benefit from a more active consumer such as gaming, industrial and multi-family. As the reporting period progressed, the portfolio management team reduced exposure to some sectors with longer lease durations such as health care and net lease given the persistence of inflation and the potential for rising interest rates. By the end of the reporting period, the Fund’s sector exposures showed less deviation versus the benchmark than had been the case throughout 2020; however, its overall defensive posture was not completely eliminated.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund’s Class A Shares at NAV underperformed the Real Estate Securities Blended Benchmark. For purposes of this Performance Commentary, references to relative performance are in comparison to the Real Estate Securities Blended Benchmark, which consists of 50% MSCI US REIT Index and 50% MSCI USA IMI REITs Index.

The Fund underperformed driven by sector positioning, which was somewhat offset by strong security selection across the Fund’s portfolio. The most significant detractor was the Fund’s 1.5% exposure to cash, which is maintained for liquidity purposes. However, during the reporting period, in which the REIT equity market advanced by more than 43% as measured by the MSCI US REIT Index, even this small weighting in cash impacted the Fund’s results. The Fund’s underweight allocation to mall REITs also hindered relative performance. The segment in the benchmark advanced 93% for the reporting period, representing the best total return of any property type. Few property types were more negatively impacted by the COVID-19 crisis than malls because of the closure of non-essential businesses, which had a devastating impact on retailers’ revenues and subsequently mall rent collections. However, the group rebounded strongly as people began to return to normal activities amid widespread vaccinations. The Fund holds only one position in the regional mall group, Simon Property Group, which is also the blended benchmark’s largest constituent. Although the Fund’s portfolio management team continued to maintain strong conviction about the company’s asset quality and balance sheet strength, exposure remained at a level lower than the benchmark at the end of the reporting period.

Partially offsetting the underperformance was the Fund’s underweight and security selection in the poorly performing net lease sector. Because of the long duration nature of lease structures, the net lease group typically provides more defensive characteristics. However, inflation fears drove interest rates higher during the reporting period, which negatively impacted this interest rate sensitive group more than most other property types. Although the retail focused net lease group has improved substantially in terms of rent collections because of the economic recovery, the Fund’s portfolio management team remained cautious since some areas, such as theaters, fitness and restaurants, haven’t returned to normal cash flow levels.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Global Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The real estate industry is greatly affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as active management, derivatives, preferred security, and, small and mid-cap risks, are described in detail in the Fund’s prospectus.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Risk Considerations and Dividend Information (continued)

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared daily and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Global Real Estate Securities Fund and Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. As a result, certain portions of the regular distributions by Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below. Nuveen Real Asset Income Fund did not have any such distribution re-characterizations.

Nuveen Global Real Estate Securities Fund – Data as of December 31, 2021

Calendar Year 2021
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NGJAX	35.7%	64.3%	0.0%	$3.0348	$1.0834	$1.9514	$0.0000
Class C	NGJCX	31.6%	68.4%	0.0%	$2.8542	$0.9028	$1.9514	$0.0000
Class R6	NGJFX	37.4%	62.6%	0.0%	$3.1164	$1.1650	$1.9514	$0.0000
Class I	NGJIX	37.0%	63.0%	0.0%	$3.0951	$1.1437	$1.9514	$0.0000

Nuveen Real Estate Securities Fund – Data as of December 31, 2021(1)

Calendar Year 2021
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	9.7%	90.3%	0.0%	$3.3895	$0.3277	$3.0618	$0.0000
Class C	FRLCX	4.9%	95.1%	0.0%	$3.2208	$0.1590	$3.0618	$0.0000
Class R6	FREGX	12.4%	87.6%	0.0%	$3.4943	$0.4325	$3.0618	$0.0000
Class I	FARCX	11.3%	88.7%	0.0%	$3.4513	$0.3895	$3.0618	$0.0000

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

The amount and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of December 31, 2021*
		Average Annual			Expense Ratios**
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/17/07	14.44%	9.61%	9.14%	1.35%	1.22%
Class A Shares at maximum Offering Price	12/17/07	7.85%	8.32%	8.50%	—	—
S&P Global Infrastructure Index (Net)[1]	—	11.04%	6.86%	6.81%	—	—
Lipper Global Infrastructure Funds Classification Average	—	14.15%	9.39%	8.75%	—	—

Class C Shares	11/03/08	13.58%	8.79%	8.49%	2.10%	1.97%
Class I Shares	12/17/07	14.78%	9.88%	9.42%	1.10%	0.97%

		Total Returns as of December 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	14.84%	10.02%	8.03%	1.01%	0.88%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2021 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

1	For purposes of Fund performance, relative results are measured against this benchmark/index.

Fund Performance and Expense Ratios (continued)

Nuveen Global Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of December 31, 2021*
		Average Annual		Expense Ratios**
		1-Year	Since Inception	Gross	Net
Class A Shares at NAV	3/20/18	28.21%	13.11%	2.45%	1.30%
Class A Shares at maximum Offering Price	3/20/18	20.84%	11.35%	—	—
FTSE EPRA/Nareit Developed Index (Net)[1]	—	26.09%	8.99%	—	—
Lipper Global Real Estate Funds Classification Average	—	26.89%	10.79%	—	—

Class C Shares	3/20/18	27.16%	12.24%	3.20%	2.05%
Class R6 Shares	3/20/18	28.57%	13.46%	2.15%	1.00%
Class I Shares	3/20/18	28.48%	13.38%	2.20%	1.05%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically converts to Class A shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2021 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

1	For purposes of Fund performance, relative results are measured against this benchmark/index.

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of December 31, 2021*
		Average Annual			Expense Ratios**
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	9/13/11	11.60%	6.66%	7.71%	1.16%	1.16%
Class A Shares at maximum Offering Price	9/13/11	5.19%	5.40%	7.08%	—	—
Bloomberg U.S. Corporate High Yield Bond Index	—	5.28%	6.30%	6.83%	—	—
Real Asset Income Blended Benchmark[1,2]	—	11.23%	7.32%	7.49%	—	—
Lipper Real Return Funds Classification Average	—	19.70%	6.84%	3.87%	—	—

Class C Shares	9/13/11	10.75%	5.86%	7.08%	1.91%	1.91%
Class I Shares	9/13/11	11.88%	6.92%	7.98%	0.91%	0.91%

		Total Returns as of December 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	11.99%	7.02%	6.27%	0.82%	0.81%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of trustees of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2021 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2

Real Asset Income Blended Benchmark consists of: Effective April 1, 2021, and thereafter: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 20% Bloomberg U.S. Corporate High Yield Bond Index and 5) 13% FTSE Nareit Preferred Stock Index. Prior to April 1, 2021: 1) 28% S&P Global Infrastructure Index (Net), 2) 21% FTSE EPRA Nareit Developed Index (Net), 3) 18% Wells Fargo Hybrid & Preferred Securities REIT Index (index was discontinued on April 1, 2021), 4) 18% Bloomberg U.S. Corporate High Yield Bond Index and 5) 15% Bloomberg Global Capital Securities Index. Refer to the Glossary of Terms Used in This Report for further details on the Fund’s Blended Benchmark compositions.

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of December 31, 2021*
		Average Annual			Expense Ratios**
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	9/29/95	40.98%	10.41%	10.92%	1.30%	1.22%
Class A Shares at maximum Offering Price	9/29/95	32.89%	9.11%	10.27%	—	—
MSCI US REIT Index	—	43.06%	10.78%	11.32%	—	—
Real Estate Securities Blended Benchmark[1,2]	—	42.92%	10.76%	11.31%	—	—
Lipper Real Estate Funds Classification Average	—	38.42%	10.84%	10.84%	—	—

Class C Shares	2/01/00	39.85%	9.59%	10.26%	2.05%	1.97%
Class I Shares	6/30/95	41.32%	10.70%	11.20%	1.05%	0.97%

		Total Returns as of December 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	4/30/13	41.48%	10.86%	9.38%	0.90%	0.82%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.97% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to July 31, 2023 only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2021 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2

Real Estate Securities Blended Benchmark consists of: 1) 50% MSCI US REIT Index and 2) 50% MSCI USA IMI REITs Index. Prior to October 1, 2021, the Fund’s performance was measured against the MSCI US REIT Index. Refer to the Glossary of Terms Used in This Report for further details.

THIS PAGE INTENTIONALLY LEFT BLANK

Holding Summaries    as of December 31, 2021

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Infrastructure Fund

Fund Allocation

(% of net assets)

Common Stocks	86.7%

Real Estate Investment Trust Common Stocks	11.5%

Investment Companies	0.2%

Repurchase Agreements	1.8%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

American Tower Corp REIT	5.0%

NextEra Energy Inc	4.4%

Transurban Group	4.2%

Vinci SA	4.2%

Enbridge Inc	3.9%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	22.6%

Electric Utilities	15.4%

Oil, Gas & Consumable Fuels	14.5%

Specialized	11.4%

Multi-Utilities	8.2%

Construction & Engineering	6.3%

Road & Rail	6.2%

Other[2]	13.6%

Investment Companies	0.2%

Repurchase Agreements	1.8%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

Country Allocation¹

(% of net assets)

United States	44.6%

Canada	9.2%

Australia	8.5%

France	7.5%

Spain	7.3%

Italy	6.5%

Mexico	3.0%

Japan	2.5%

United Kingdom	2.1%

Germany	1.8%

Other	7.2%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

1	Includes 4.6% (as a percentage of net assets) in emerging market countries.

2	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

Nuveen Global Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	79.8%

Common Stocks	18.9%

Repurchase Agreements	1.1%

Other Assets Less Liabilities	0.2%

Net Assets	100%

Top Five Common Stock & Real

Estate Investment Trust

Common Stock Holdings

(% of net assets)

Prologis Inc	5.3%

Public Storage	3.3%

Equinix Inc	3.0%

American Tower Corp	2.5%

Sun Communities Inc	2.0%

Portfolio Composition

(% of net assets)

Specialized	18.5%

Industrial	15.4%

Real Estate Management & Development	15.3%

Residential	14.9%

Retail	11.3%

Office	7.7%

Diversified	5.4%

Health Care	4.6%

Other	5.6%

Repurchase Agreements	1.1%

Other Assets Less Liabilities	0.2%

Net Assets	100%

Country Allocation¹

(% of net assets)

United States	60.0%

Japan	8.9%

Germany	4.5%

United Kingdom	4.4%

Canada	3.6%

Australia	3.5%

Hong Kong	3.0%

Sweden	2.7%

Singapore	2.7%

France	2.4%

Other	4.1%

Other Assets Less Liabilities	0.2%

Net Assets	100%

1	Includes 0.3% (as a percentage of net assets) in emerging market countries.

Holding Summaries as of December 31, 2021 (continued)

Nuveen Real Asset Income Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	25.9%

Common Stocks	25.8%

Corporate Bonds	14.4%

$25 Par (or similar) Retail Preferred	12.6%

$1,000 Par (or similar) Institutional Preferred	9.9%

Convertible Preferred Securities	6.5%

Investment Companies	0.8%

Convertible Bonds	0.4%

Variable Rate Senior Loan Interests	0.4%

Asset-Backed Securities	0.3%

Investments Purchased with Collateral from Securities Lending	0.2%

Repurchase Agreements	2.6%

Other Assets Less Liabilities	0.2%

Net Assets	100%

Top Five Common Stock & Real

Estate Investment Trust

Common Stock Holdings

(% of net assets)

Williams Cos Inc	1.7%

Enbridge Inc	1.3%

SSE PLC	1.2%

MGM Growth Properties LLC	1.0%

Enel SpA	0.9%

Portfolio Composition

(% of net assets)

Electric Utilities	14.2%

Oil, Gas & Consumable Fuels	13.8%

Equity Real Estate Investment Trust	10.1%

Multi-Utilities	8.2%

Retail	6.1%

Office	4.8%

Industrial	4.1%

Diversified	3.9%

Gas Utilities	3.6%

Real Estate Management & Development	3.6%

Specialized	2.8%

Health Care	2.7%

Other[2]	18.0%

Investment Companies	0.8%

Asset-Backed Securities	0.3%

Investments Purchased with Collateral from Securities Lending	0.2%

Repurchase Agreements	2.6%

Other Assets Less Liabilities	0.2%

Net Assets	100%

Country Allocation¹

(% of net assets)

United States	54.3%

Canada	14.1%

United Kingdom	5.0%

Australia	4.2%

Italy	3.3%

Singapore	3.0%

France	2.3%

Spain	2.3%

Hong Kong	1.7%

Japan	1.0%

Other	8.6%

Other Assets Less Liabilities	0.2%

Net Assets	100%

1	Includes 5.3% (as a percentage of net assets) in emerging market countries.

2	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

Nuveen Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	97.5%

Common Stocks	0.6%

Repurchase Agreements	2.1%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

Portfolio Composition

(% of net assets)

Specialized	28.8%

Residential	20.9%

Industrial	15.3%

Retail	11.9%

Office	8.8%

Health Care	7.6%

Other	4.8%

Repurchase Agreements	2.1%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Prologis Inc	8.7%

Public Storage	5.5%

Equinix Inc	5.1%

American Tower Corp	4.1%

Sun Communities Inc	3.4%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2021.

The beginning of the period is July 1, 2021.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,084.13	$1,080.19	$1,086.93	$1,086.21
Expenses Incurred During the Period	$6.36	$10.28	$4.68	$5.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.11	$1,015.32	$1,020.72	$1,020.37
Expenses Incurred During the Period	$6.16	$9.96	$4.53	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 0.89%, and 0.96% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Global Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,111.30	$1,106.26	$1,112.72	$1,111.80
Expenses Incurred During the Period	$6.86	$10.83	$5.06	$5.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.92	$1,020.42	$1,019.96
Expenses Incurred During the Period	$6.56	$10.36	$4.84	$5.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 0.95%, and 1.04% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,034.64	$1,030.82	$1,036.51	$1,035.92
Expenses Incurred During the Period	$5.80	$9.62	$4.11	$4.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.51	$1,015.73	$1,021.17	$1,020.77
Expenses Incurred During the Period	$5.75	$9.55	$4.08	$4.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 0.80%, and 0.88% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,177.55	$1,172.75	$1,179.75	$1,179.16
Expenses Incurred During the Period	$6.70	$10.79	$4.56	$5.33
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,021.02	$1,020.32
Expenses Incurred During the Period	$6.21	$10.01	$4.23	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 0.83%, and 0.97% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Board of Trustees of Nuveen Investment Trust V and Shareholders of Nuveen Global Infrastructure Fund, Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund (three of the funds constituting Nuveen Investment Funds, Inc.) and Nuveen Global Real Estate Securities Fund (one of the funds constituting Nuveen Investment Trust V) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2022

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Global Infrastructure Fund

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.4%

	COMMON STOCKS – 86.7%

	Commercial Services & Supplies – 4.4%

77,718	Biffa PLC, 144A	$377,125

1,279,189	Cleanaway Waste Management Ltd, (2)	2,911,917

61,553	GFL Environmental Inc	2,329,781

56,087	Republic Services Inc	7,821,332

119,056	Waste Connections Inc	16,223,761
	Total Commercial Services & Supplies	29,663,916

	Construction & Engineering – 6.3%

19,988	Eiffage SA, (2)	2,060,837

393,482	Ferrovial SA, (2)	12,305,623

264,430	Vinci SA, (2)	27,927,717
	Total Construction & Engineering	42,294,177

	Diversified Telecommunication Services – 3.0%

116,093	Cellnex Telecom SA, 144A, (2)	6,724,989

1,095,370	HKBN Ltd, (2)	1,344,259

101,341	IHS Holding Ltd, (3)	1,428,908

705,109	Infrastrutture Wireless Italiane SpA, 144A, (2)	8,550,181

1,869,788	NetLink NBN Trust	1,387,495

51,230	Radius Global Infrastructure Inc, (3)	824,803
	Total Diversified Telecommunication Services	20,260,635

	Electric Utilities – 15.4%

323,565	Alupar Investimento SA, (2)	1,398,533

21,616	American Electric Power Co Inc	1,923,176

309,384	CK Infrastructure Holdings Ltd, (2)	1,971,151

74,777	Duke Energy Corp	7,844,107

774,573	EDP – Energias de Portugal SA, (2)	4,254,964

7,256	Elia Group SA/NV, (2)	956,383

1,455,298	Enel SpA, (2)	11,636,676

14,892	Evergy Inc	1,021,740

18,369	Eversource Energy	1,671,212

87,336	FirstEnergy Corp	3,632,304

773,602	Iberdrola SA, (2)	9,159,429

315,998	NextEra Energy Inc	29,501,573

22,673	Orsted AS, 144A, (2)	2,903,665

394,508	Power Grid Corp of India Ltd, (2)	1,083,130

38,676	Southern Co	2,652,400

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	Electric Utilities (continued)

72,137	SSE PLC, (2)	$1,612,635

710,927	Terna – Rete Elettrica Nazionale, (2)	5,751,143

220,751	Xcel Energy Inc	14,944,843
	Total Electric Utilities	103,919,064

	Gas Utilities – 1.2%

46,046	AltaGas Ltd	994,123

341,886	APA Group, (2)	2,501,165

152,310	China Resources Gas Group Ltd	860,431

1,248,236	Hong Kong & China Gas Co Ltd, (2)	1,946,954

227,296	Italgas SpA, (2)	1,562,401

46,661	Snam SpA, (2)	281,047
	Total Gas Utilities	8,146,121

	Independent Power & Renewable Electricity Producers – 1.5%

119,887	Brookfield Renewable Corp	4,415,438

47,319	Clearway Energy Inc	1,704,904

42,643	NextEra Energy Partners LP	3,599,069
	Total Independent Power & Renewable Electricity Producers	9,719,411

	IT Services – 0.7%

532,382	NEXTDC Ltd, (2), (3)	4,943,501

	Machinery – 0.1%

19,169	Evoqua Water Technologies Corp, (3)	896,151

	Media – 0.3%

2,733,175	Converge Information and Communications Technology Solutions Inc, (2), (3)	1,709,403

	Multi-Utilities – 8.2%

54,638	ACEA SpA, (2)	1,167,390

61,326	Ameren Corp	5,458,627

10,434	Brookfield Infrastructure Corp	712,225

151,482	CenterPoint Energy Inc	4,227,863

128,529	Dominion Energy Inc	10,097,238

49,877	DTE Energy Co	5,962,297

442,554	Engie SA, (2)	6,552,180

192,675	RWE AG, (2)	7,806,523

1,609,212	Sembcorp Industries Ltd, (2)	2,388,839

46,519	Sempra Energy	6,153,534

83,558	Veolia Environnement SA, (2)	3,068,574

15,333	WEC Energy Group Inc	1,488,374
	Total Multi-Utilities	55,083,664

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 14.5%

149,333	Cheniere Energy Inc	$15,145,353

58,178	DT Midstream Inc	2,791,380

667,085	Enbridge Inc	26,069,682

62,918	Enterprise Products Partners LP	1,381,679

28,758	Gibson Energy Inc	509,707

102,459	Keyera Corp	2,310,886

497,052	Kinder Morgan Inc	7,883,245

25,392	ONEOK Inc	1,492,034

98,719	Pembina Pipeline Corp	2,994,465

98,189	Plains GP Holdings LP, Class A	995,637

69,471	Targa Resources Corp	3,629,165

384,110	TC Energy Corp	17,864,098

554,229	Williams Cos Inc	14,432,123
	Total Oil, Gas & Consumable Fuels	97,499,454

	Road & Rail – 6.2%

51,459	Canadian National Railway Co	6,322,253

29,398	Canadian Pacific Railway Ltd	2,114,892

320,569	CSX Corp	12,053,395

70,042	East Japan Railway Co, (2)	4,305,868

15,185	Norfolk Southern Corp	4,520,726

42,560	Union Pacific Corp	10,722,141

45,932	West Japan Railway Co, (2)	1,921,010
	Total Road & Rail	41,960,285

	Transportation Infrastructure – 22.6%

133,608	Aena SME SA, 144A, (2), (3)	21,041,114

672,129	Atlantia SpA, (2), (3)	13,336,228

2,138,841	Atlas Arteria Ltd, (2)	10,763,600

1,772,368	Auckland International Airport Ltd, (2), (3)	9,329,447

1,283,165	China Merchants Port Holdings Co Ltd, (2)	2,341,867

1,073,616	COSCO SHIPPING Ports Ltd, (2)	933,110

346,589	Enav SpA, 144A, (2), (3)	1,551,412

30,678	Flughafen Wien AG, (2), (3)	928,605

38,398	Flughafen Zurich AG, (2), (3)	6,895,658

64,095	Fraport AG Frankfurt Airport Services Worldwide, (2), (3)	4,291,574

658,232	Getlink SE, (2)	10,901,823

114,643	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	6,155,183

55,557	Grupo Aeroportuario del Pacifico SAB de CV ADR	7,637,421

16,799	Grupo Aeroportuario del Sureste SAB de CV ADR	3,463,282

26,389	International Container Terminal Services Inc	103,501

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	Transportation Infrastructure (continued)

121,254	Japan Airport Terminal Co Ltd, (2), (3)	$5,057,172

271,477	Kamigumi Co Ltd, (2)	5,140,619

590,854	Port of Tauranga Ltd, (2)	2,696,635

394,584	Promotora y Operadora de Infraestructura SAB de CV	3,078,740

1,070,271	Qube Holdings Ltd, (2)	2,470,608

838,982	Sydney Airport, (2), (3)	5,296,895

2,824,019	Transurban Group, (2)	28,365,277
	Total Transportation Infrastructure	151,779,771

	Water Utilities – 2.3%

23,510	American Water Works Co Inc	4,440,098

639,273	Guangdong Investment Ltd, (2)	812,621

219,461	Pennon Group PLC, (2)	3,474,546

107,593	Severn Trent PLC, (2)	4,296,395

161,133	United Utilities Group PLC, (2)	2,377,589
	Total Water Utilities	15,401,249
	Total Common Stocks (cost $468,873,079)	583,276,802

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 11.5%

	Health Care – 0.1%

241,746	Parkway Life Real Estate Investment Trust, (2)	$920,516

	Specialized – 11.4%

114,446	American Tower Corp	33,475,455

80,013	Crown Castle International Corp	16,701,914

41,151	Digital Realty Trust Inc	7,278,377

5,668	Equinix Inc	4,794,221

36,519	SBA Communications Corp	14,206,622
	Total Specialized	76,456,589
	Total Real Estate Investment Trust Common Stocks (cost $60,952,782)	77,377,105

Shares	Description (1)	Value

	INVESTMENT COMPANIES – 0.2%

168,878	3i Infrastructure PLC	$811,376

648,716	Cordiant Digital Infrastructure Ltd/Fund, (3)	992,219
	Total Investment Companies (cost $1,418,933)	1,803,595
	Total Long-Term Investments (cost $531,244,794)	662,457,502

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8%

	REPURCHASE AGREEMENTS – 1.8%

$11,983	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021, repurchase price $11,982,765, collateralized by $12,304,700, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $12,222,508	0.000%	1/03/22	$11,982,765
	Total Short-Term Investments (cost $11,982,765)			11,982,765
	Total Investments (cost $543,227,559) – 100.2%			674,440,267
	Other Assets Less Liabilities – (0.2)%			(1,580,078)
	Net Assets – 100%			$672,860,189

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Global Real Estate Securities Fund

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.7%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 79.8%

	Diversified – 5.4%

56	Activia Properties Inc, (2)	$202,461

4,249	American Assets Trust Inc	159,465

1,632	Broadstone Net Lease Inc	40,506

3,831	Essential Properties Realty Trust Inc	110,448

2,770	Gecina SA, (2)	387,608

34,587	GPT Group, (2)	136,383

57,367	Home Reit PLC, (2)	101,317

200	Hulic Reit Inc, (2)	300,922

37,686	Land Securities Group PLC, (2)	397,737

71,490	LXI REIT Plc, (2)	140,975

33,387	Merlin Properties Socimi SA, (2)	361,729

86,205	Mirvac Group, (2)	182,476

372	Nomura Real Estate Master Fund Inc, (2)	523,530

1,302	PS Business Parks Inc	239,789

546	Star Asia Investment Corp, (2)	300,167

123,861	Stockland (2)	382,113

69	Tokyu REIT Inc, (2)	118,747
	Total Diversified	4,086,373

	Health Care – 4.6%

3,344	CareTrust REIT Inc	76,343

3,003	Healthcare Realty Trust Inc	95,015

5,099	Healthcare Trust of America Inc	170,256

13,471	Healthpeak Properties Inc	486,168

4,339	Medical Properties Trust Inc	102,531

1,624	Omega Healthcare Investors Inc	48,054

15,445	Sabra Health Care REIT Inc	209,125

82,776	Target Healthcare REIT PLC	132,209

17,648	Ventas Inc	902,166

15,306	Welltower Inc	1,312,796
	Total Health Care	3,534,663

	Hotels – 2.0%

5,804	Apple Hospitality REIT Inc	93,735

23	Hoshino Resorts REIT Inc, (2)	130,575

10,774	Host Hotels & Resorts Inc, (3)	187,360

4,946	Park Hotels & Resorts Inc, (3)	93,381

13,287	Pebblebrook Hotel Trust	297,230

Shares	Description (1)	Value

	Hotels (continued)

26,908	RLJ Lodging Trust	$374,828

245	Ryman Hospitality Properties Inc, (3)	22,530

6,471	Summit Hotel Properties Inc, (3)	63,157

12,686	Xenia Hotels & Resorts Inc, (3)	229,743
	Total Hotels	1,492,539

	Industrial – 15.4%

6,420	Americold Realty Trust	210,512

13,406	Ascendas Real Estate Investment Trust, (2)	29,372

10,022	Deutsche Industrie REIT AG	257,867

16,492	Dream Industrial Real Estate Investment Trust	224,509

1,638	Duke Realty Corp	107,518

5,699	First Industrial Realty Trust Inc	377,274

454,283	Frasers Logistics & Commercial Trust, (2)	512,359

118	GLP J-Reit, (2)	203,965

13,105	Goodman Group, (2)	252,623

148	LaSalle Logiport REIT, (2)	260,713

33,477	LondonMetric Property PLC, (2)	128,656

18,518	LXP Industrial Trust	289,251

296,824	Mapletree Industrial Trust, (2)	596,950

163,910	Mapletree Logistics Trust, (2)	231,168

110	Nippon Prologis REIT Inc, (2)	388,821

23,765	Prologis Inc	4,001,075

53,973	Property for Industry Ltd, (2)	110,142

13,485	Rexford Industrial Realty Inc	1,093,768

23,014	Segro PLC, (2)	447,892

47	SOSiLA Logistics REIT Inc, (2)	71,908

6,521	STAG Industrial Inc	312,747

12,309	Summit Industrial Income REIT	228,674

7,079	Terreno Realty Corp	603,768

123,374	Tritax Big Box REIT PLC, (2)	416,215

128,420	Urban Logistics REIT PLC, (2)	326,095
	Total Industrial	11,683,842

	Office – 7.7%

4,935	Alexandria Real Estate Equities Inc	1,100,308

6,266	Allied Properties Real Estate Investment Trust	217,709

5,367	Boston Properties Inc	618,171

14,128	Corporate Office Properties Trust	395,160

5,325	Cousins Properties Inc	214,491

260,125	Cromwell Property Group, (2)	164,649

29	Daiwa Office Investment Corp, (2)	176,411

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	Office (continued)

36,559	Dexus, (2)	$295,611

11,280	Douglas Emmett Inc	377,880

101,928	GDI Property Group, (2)	81,941

167	Ichigo Office REIT Investment Corp, (2)	120,386

75	Japan Excellent Inc, (2)	86,932

6,735	JBG SMITH Properties	193,362

52	Kenedix Office Investment Corp, (2)	321,351

5,222	Kilroy Realty Corp	347,054

5,505	NSI NV	219,360

17,299	Paramount Group Inc	144,274

13,676	Piedmont Office Realty Trust Inc	251,365

140,101	Precinct Properties New Zealand Ltd, (2)	160,179

693	SL Green Realty Corp	49,688

3,754	Veris Residential Inc, (3)	68,999

5,207	Vornado Realty Trust	217,965
	Total Office	5,823,246

	Residential – 14.9%

6,082	American Campus Communities Inc	348,438

19,575	American Homes 4 Rent, Class A	853,666

8,259	Apartment Income REIT Corp	451,520

5,619	AvalonBay Communities Inc	1,419,303

4,641	Boardwalk Real Estate Investment Trust	201,167

1,410	Camden Property Trust	251,939

11,736	Equity Residential	1,062,108

1,057	Essex Property Trust Inc	372,307

19,180	Independence Realty Trust Inc	495,419

6,502	InterRent Real Estate Investment Trust	88,976

21,410	Invitation Homes Inc	970,729

4,396	Mid-America Apartment Communities Inc	1,008,618

24,904	Minto Apartment Real Estate Investment Trust, 144A	430,964

67	Nippon Accommodations Fund Inc	386,169

7,387	Sun Communities Inc	1,551,048

11,701	UDR Inc	701,943

29,597	UNITE Group PLC, (2)	445,147

4,734	Xior Student Housing NV	264,363
	Total Residential	11,303,824

	Retail – 11.3%

8,893	Acadia Realty Trust	194,134

7,643	Agree Realty Corp	545,405

8,021	Brixmor Property Group Inc	203,814

Shares	Description (1)	Value

	Retail (continued)

31,521	CapitaLand Integrated Commercial Trust, (2)	$47,690

873	Federal Realty Investment Trust	119,007

113,987	Fortune Real Estate Investment Trust, (2)	117,115

63,969	Frasers Centrepoint Trust, (2)	109,695

78	Kenedix Retail REIT Corp, (2)	191,930

33,288	Kimco Realty Corp	820,549

22,666	Kite Realty Group Trust	493,666

29,527	Klepierre SA, (2)	698,675

94,916	Link REIT, (2)	836,141

5,062	National Retail Properties Inc	243,330

1,026	NETSTREIT Corp	23,495

8,004	Realty Income Corp	573,006

31,680	RioCan Real Estate Investment Trust	574,520

4,080	RPT Realty	54,590

26,293	Shopping Centres Australasia Property Group, (2)	56,825

9,406	Simon Property Group Inc	1,502,797

14,670	SITE Centers Corp	232,226

5,034	Spirit Realty Capital Inc	242,588

6,379	Urban Edge Properties	121,201

2,146	Urstadt Biddle Properties Inc, Class A	45,710

286,450	Vicinity Centres, (2)	352,286

110,973	Waypoint, (2)	228,473
	Total Retail	8,628,868

	Specialized – 18.5%

6,408	American Tower Corp REIT	1,874,340

3,565	ARGAN SA	472,439

3,348	Crown Castle International Corp REIT	698,862

15,429	CubeSmart	878,064

8,310	Digital Realty Trust Inc REIT	1,469,790

2,731	Equinix Inc	2,309,989

4,823	Four Corners Property Trust Inc	141,844

11,525	Gaming and Leisure Properties Inc	560,806

4,062	Life Storage Inc	622,217

7,230	MGM Growth Properties LLC	295,346

39,471	National Storage, (2)	76,355

5,958	PotlatchDeltic Corp	358,791

6,716	Public Storage	2,515,545

18,757	Safestore Holdings PLC	357,724

1,038	SBA Communications Corp REIT	403,803

31,579	VICI Properties Inc	950,844

1,647	Weyerhaeuser Co	67,823
	Total Specialized	14,054,582
	Total Real Estate Investment Trust Common Stocks (cost $47,157,246)	60,607,937

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	COMMON STOCKS – 18.9%

	Diversified Telecommunication Services – 1.3%

4,978	Cellnex Telecom SA, 144A, (2)	$288,364

7,635	IHS Holding Ltd, (3)	107,654

40,482	Infrastrutture Wireless Italiane SpA, 144A, (2)	490,886

5,203	Radius Global Infrastructure Inc, (3)	83,768
	Total Diversified Telecommunication Services	970,672

	Equity Real Estate Investment Trust – 0.5%

36,678	Nexus Real Estate Investment Trust	365,925

	Health Care Providers & Services – 0.4%

4,206	Chartwell Retirement Residences	39,302

1,687	Orpea SA, (2)	169,186

11,266	Sienna Senior Living Inc	133,861
	Total Health Care Providers & Services	342,349

	Hotels, Restaurants & Leisure – 0.4%

4,010	Accor SA, (2), (3)	129,978

17,891	Playa Hotels & Resorts NV, (3)	142,770
	Total Hotels, Restaurants & Leisure	272,748

	Household Durables – 0.4%

91,351	Cairn Homes PLC	117,524

3,659	PulteGroup Inc	209,148
	Total Household Durables	326,672

	IT Services – 0.6%

50,372	NEXTDC Ltd, (2), (3)	467,735

	Real Estate Management & Development – 15.3%

18,891	Amot Investments Ltd, (2)	153,454

200,724	Capitaland Investment Ltd/Singapore, (2), (3)	507,515

22,379	Castellum AB, (2)	601,776

5,280	Catena AB, (2)	328,918

8,533	Cibus Nordic Real Estate AB, (2)	274,408

10,382	Citycon Oyj, (2)	82,742

81,078	Corp Inmobiliaria Vesta SAB de CV	162,508

15,598	CRE Inc/Japan, (2), (3)	225,766

16,310	DIC Asset AG, (2)	285,077

31,037	Dios Fastigheter AB, (2)	407,533

19,650	ESR Cayman Ltd, 144A, (2), (3)	66,468

2,894	Fastighets AB Balder, (2), (3)	208,264

87,297	Grainger PLC, (2)	375,432

83,498	Hongkong Land Holdings Ltd, (2)	434,157

50,165	Hulic Co Ltd, (2)	477,043

41,129	Hysan Development Co Ltd	127,118

Shares	Description (1)			Value

	Real Estate Management & Development (continued)

15,609	Instone Real Estate Group SE, 144A, (2)			$294,159

28,056	Keihanshin Building Co Ltd, (2)			381,132

278,797	Langham Hospitality Investments and Langham Hospitality Investments Ltd, (2), (3)			30,029

5,549	LEG Immobilien SE, (2)			773,657

56,195	Mitsubishi Estate Co Ltd, (2)			779,564

45,941	Mitsui Fudosan Co Ltd, (2)			910,586

26,489	New World Development Co Ltd, (2)			104,877

8,403	Pandox AB, (2), (3)			135,380

17,055	Samhallsbyggnadsbolaget i Norden AB, (2)			125,060

3,430	Sino Land Co Ltd, (2)			4,271

25,776	StorageVault Canada Inc			146,919

7,475	Sumitomo Realty & Development Co Ltd, (2)			220,369

42,776	Sun Hung Kai Properties Ltd, (2)			519,055

36,525	Swire Properties Ltd, (2)			91,564

12,371	TAG Immobilien AG, (2)			345,550

4,812	Tricon Residential Inc			73,527

1,780	VGP NV, (2)			519,463

4,861	VIB Vermoegen AG			251,532

22,228	Vonovia SE, (2)			1,224,811
	Total Real Estate Management & Development			11,649,684
	Total Common Stocks (cost $13,424,101)			14,395,785
	Total Long-Term Investments (cost $60,581,347)			75,003,722

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1%

	REPURCHASE AGREEMENTS – 1.1%

$793	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021, repurchase price $792,662, collateralized by $814,000, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $808,563	0.000%	1/03/22	$792,662
	Total Short-Term Investments (cost $792,662)			792,662
	Total Investments (cost $61,374,009) – 99.8%			75,796,384
	Other Assets Less Liabilities – 0.2%			186,459
	Net Assets – 100%			$75,982,843

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Real Asset Income Fund

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.0%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 25.9%

	Diversified – 3.9%

991,865	Abacus Property Group, (2)	$2,734,769

59,657	Alpine Income Property Trust Inc	1,195,526

404,749	Charter Hall Long Wale REIT, (2)	1,487,458

21,923	Cofinimmo SA, (2)	3,501,613

29,146	Gecina SA, (2)	4,078,420

113,593	Global Net Lease Inc	1,735,701

1,013,408	GPT Group, (2)	3,996,065

969,634	Growthpoint Properties Australia Ltd, (2)	3,074,815

2,649,967	Home Reit PLC, (2)	4,680,146

771	Hulic Reit Inc, (2)	1,160,056

53,230	ICADE, (2)	3,829,961

95,830	Land Securities Group PLC, (2)	1,011,386

810,771	LXI REIT Plc, (2)	1,598,802

10,092	Star Asia Investment Corp, (2)	5,548,141

2,333,189	Stockland, (2)	7,197,923

1,306,874	Stride Property Group	1,888,615

142,873	WP Carey Inc	11,722,730
	Total Diversified	60,442,127

	Health Care – 2.7%

6,912	CareTrust REIT Inc	157,801

227,911	Medical Properties Trust Inc	5,385,537

750,371	NorthWest Healthcare Properties Real Estate Investment Trust	8,192,121

175,085	Omega Healthcare Investors Inc	5,180,765

744,955	Physicians Realty Trust	14,027,502

333,761	Sabra Health Care REIT Inc	4,519,124

2,114,627	Target Healthcare REIT PLC	3,377,459

24,993	Universal Health Realty Income Trust	1,486,334
	Total Health Care	42,326,643

	Industrial – 4.1%

1,885,561	Ascendas Real Estate Investment Trust, (2)	4,131,233

1,296,431	Centuria Industrial REIT, (2)	3,952,693

543,881	Dexus Industria, (2)	1,389,331

767,985	Dream Industrial Real Estate Investment Trust	10,454,723

170,427	ESR-REIT, (2)	60,784

9,185,498	Frasers Logistics & Commercial Trust, (2)	10,359,778

213,162	Industrial Logistics Properties Trust	5,339,708

Shares	Description (1)	Value

	Industrial (continued)

132,460	Intervest Offices & Warehouses NV	$4,252,720

5,222,249	Mapletree Industrial Trust, (2)	10,502,595

1,393,240	Mapletree Logistics Trust, (2)	1,964,936

2,006,805	PLA Administradora Industrial S de RL de CV	2,800,147

3,261,543	Urban Logistics REIT PLC, (2)	8,281,989
	Total Industrial	63,490,637

	Mortgage – 1.5%

247,448	Blackstone Mortgage Trust Inc, Class A	7,576,858

276,414	KKR Real Estate Finance Trust Inc	5,757,704

80,171	Nexpoint Real Estate Finance Inc	1,543,292

326,650	Starwood Property Trust Inc	7,937,595

1,158	TPG RE Finance Trust Inc	14,266
	Total Mortgage	22,829,715

	Office – 4.8%

547,186	Brandywine Realty Trust	7,343,236

1,284,578	Centuria Office REIT, (2)	2,186,982

74,763	Covivio, (2)	6,136,976

5,907,984	Cromwell Property Group, (2)	3,739,529

880,488	Dexus, (2)	7,119,507

60,397	Dream Office Real Estate Investment Trust	1,175,998

304,053	Easterly Government Properties Inc	6,968,895

152,243	Franklin Street Properties Corp	905,846

2,322,192	GDI Property Group, (2)	1,866,832

42,873	Highwoods Properties Inc	1,911,707

3,324	Ichigo Office REIT Investment Corp, (2)	2,396,190

114,702	NSI NV	4,570,586

328,484	Piedmont Office Realty Trust Inc	6,037,536

239,403	Postal Realty Trust Inc	4,740,179

812,793	Precinct Properties New Zealand Ltd, (2)	929,273

77,851	SL Green Realty Corp	5,581,917

694,636	True North Commercial Real Estate Investment Trust	4,069,135

184,025	Vornado Realty Trust	7,703,286
	Total Office	75,383,610

	Retail – 6.1%

11,824	Altarea SCA, (2)	2,259,983

1,336,291	CapitaLand China Trust, (2)	1,180,491

623,043	Choice Properties Real Estate Investment Trust	7,481,737

434,901	Crombie Real Estate Investment Trust	6,401,721

71,220	CT Real Estate Investment Trust	975,161

5,112,807	Fortune Real Estate Investment Trust, (2)	5,253,122

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	Retail (continued)

2,211,052	Frasers Centrepoint Trust, (2)	$3,791,529

1,988	Kenedix Retail REIT Corp, (2)	4,891,754

308,211	Klepierre SA, (2)	7,292,960

493,851	Link, (2)	4,350,466

175,232	National Retail Properties Inc	8,423,402

25,221	Realty Income Corp	1,805,571

504,587	RioCan Real Estate Investment Trust	9,150,738

25,692	Saul Centers Inc	1,362,190

80,508	Simon Property Group Inc	12,862,763

185,691	Spirit Realty Capital Inc	8,948,449

95,329	Urstadt Biddle Properties Inc, Class A	2,030,508

799,919	Vicinity Centres, (2)	983,768

2,286,235	Waypoint, (2)	4,706,927
	Total Retail	94,153,240

	Specialized – 2.8%

250,587	Four Corners Property Trust Inc	7,369,763

209,214	Gaming and Leisure Properties Inc	10,180,353

62,669	Iron Mountain Inc	3,279,469

372,748	MGM Growth Properties LLC	15,226,756

263,417	VICI Properties Inc	7,931,486
	Total Specialized	43,987,827
	Total Real Estate Investment Trust Common Stocks (cost $346,946,254)	402,613,799

Shares	Description (1)	Value

	COMMON STOCKS – 25.8%

	Air Freight & Logistics – 0.5%

51,749	Oesterreichische Post AG, (2)	$2,213,978

1,224,916	PostNL NV, (2)	5,326,139
	Total Air Freight & Logistics	7,540,117

	Diversified Financial Services – 0.2%

1,873,129	Sdcl Energy Efficiency Income Trust PLC	2,979,064

	Diversified Telecommunication Services – 1.2%

4,642,935	HKBN Ltd, (2)	5,697,898

971,914	HKT Trust & HKT Ltd, (2)	1,305,932

15,443,230	NetLink NBN Trust	11,459,803
	Total Diversified Telecommunication Services	18,463,633

	Electric Utilities – 5.5%

355,594	AusNet Services Ltd, (2)	665,203

429,150	Cia de Transmissao de Energia Eletrica Paulista, (2)	1,872,214

404,077	CK Infrastructure Holdings Ltd, (2)	2,574,460

Shares	Description (1)	Value

	Electric Utilities (continued)

399,160	Contact Energy Ltd, (2)	$2,212,204

1,995	Edison International	136,159

163,417	Emera Inc	8,167,297

425,601	Endesa SA, (2)	9,797,942

260,566	Enel Chile SA, ADR	471,624

1,796,137	Enel SpA, (2)	14,362,051

324,905	OGE Energy Corp	12,469,854

112,152	Pinnacle West Capital Corp	7,916,810

307,338	Red Electrica Corp SA, (2)	6,645,996

823,390	SSE PLC, (2)	18,407,024
	Total Electric Utilities	85,698,838

	Equity Real Estate Investment Trust – 0.4%

662,094	Nexus Real Estate Investment Trust	6,605,499

	Gas Utilities – 2.5%

97,709	AltaGas Ltd	2,109,517

650,087	APA Group, (2)	4,755,897

499,043	Enagas SA, (2)	11,593,425

907,061	Italgas SpA, (2)	6,235,012

39,278	Naturgy Energy Group SA, (2)	1,277,523

2,153,524	Snam SpA, (2)	12,971,050
	Total Gas Utilities	38,942,424

	Health Care Providers & Services – 0.6%

598,679	Chartwell Retirement Residences	5,594,202

282,337	Sienna Senior Living Inc	3,354,698
	Total Health Care Providers & Services	8,948,900

	Household Durables – 0.1%

38,520	Persimmon PLC, (2)	1,492,997

	Independent Power & Renewable Electricity Producers – 1.0%

17,508	Atlantica Sustainable Infrastructure PLC	626,086

1,634	Canadian Solar Infrastructure Fund Inc	1,742,953

175,521	Clearway Energy Inc	5,876,443

527,470	TransAlta Renewables Inc	7,818,540
	Total Independent Power & Renewable Electricity Producers	16,064,022

	Industrial Conglomerates – 0.1%

990,437	NWS Holdings Ltd, (2)	929,124

	Multi-Utilities – 2.5%

56,313	A2A SpA, (2)	109,733

78,994	ACEA SpA, (2)	1,687,778

262,991	Algonquin Power & Utilities Corp	3,798,447

184,246	Canadian Utilities Ltd	5,344,073

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	Multi-Utilities (continued)

91,420	E.ON SE, (2)	$1,270,504

276,068	Engie SA, (2)	4,087,292

183,989	National Grid PLC, ADR	13,306,084

74,202	NorthWestern Corp	4,241,386

1,170,691	REN – Redes Energeticas Nacionais SGPS SA	3,392,056

553,013	Vector Ltd, (2)	1,518,093
	Total Multi-Utilities	38,755,446

	Oil, Gas & Consumable Fuels – 7.0%

191,669	DT Midstream Inc	9,196,279

506,332	Enbridge Inc	19,787,455

340,794	Enterprise Products Partners LP	7,483,836

260,629	Gibson Energy Inc	4,619,394

96,329	Keyera Corp	2,172,628

748,068	Kinder Morgan Inc	11,864,358

74,057	Magellan Midstream Partners LP	3,439,207

48,939	ONEOK Inc	2,875,656

251,440	Pembina Pipeline Corp	7,626,983

310,771	Plains GP Holdings LP, Class A	3,151,218

207,506	TC Energy Corp	9,650,641

1,036,217	Williams Cos Inc	26,983,091

255,689	Z Energy Ltd	621,681
	Total Oil, Gas & Consumable Fuels	109,472,427

	Real Estate Management & Development – 1.5%

348,551	Amot Investments Ltd, (2)	2,831,318

1,978,360	Ascendas India Trust, (2)	2,082,281

56,607	Cibus Nordic Real Estate AB, (2)	1,820,391

199,854	Citycon Oyj, (2)	1,592,789

1,799,315	Corp Inmobiliaria Vesta SAB de CV	3,606,451

208,201	DIC Asset AG, (2)	3,639,076

346	Hongkong Land Holdings Ltd, (2)	1,799

486,914	Hysan Development Co Ltd	1,504,912

65,038	Kennedy-Wilson Holdings Inc	1,553,107

310,793	New World Development Co Ltd, (2)	1,230,515

3,382,072	Sino Land Co Ltd, (2)	4,211,215
	Total Real Estate Management & Development	24,073,854

	Road & Rail – 0.3%

1,663,558	Aurizon Holdings Ltd, (2)	4,226,481

	Thrifts & Mortgage Finance – 0.0%

138,471	Real Estate Credit Investments Ltd/Fund, (3)	287,701

Shares	Description (1)				Value

	Transportation Infrastructure – 1.5%

487,625	Atlantia SpA, (2), (4)				$9,675,342

1,492,447	Atlas Arteria Ltd, (2)				7,510,657

1,230,616	China Merchants Port Holdings Co Ltd, (2)				2,245,962

2,377,627	COSCO SHIPPING Ports Ltd, (2)				2,066,464

253,184	Dalrymple Bay Infrastructure Ltd				373,934

8,706	Grupo Aeroportuario del Centro Norte SAB de CV, ADR				467,425

547,217	Jiangsu Expressway Co Ltd, (2)				560,450
	Total Transportation Infrastructure				22,900,234

	Water Utilities – 0.9%

2,955,471	Guangdong Investment Ltd, (2)				3,756,891

740,745	Inversiones Aguas Metropolitanas SA, (2)				336,613

680,900	United Utilities Group PLC, (2)				10,046,981
	Total Water Utilities				14,140,485
	Total Common Stocks (cost $357,382,461)				401,521,246

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 14.4%

	Air Freight & Logistics – 0.1%

$2,300	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	$2,340,756

	Auto Components – 0.1%

1,450	NESCO Holdings II Inc, 144A	5.500%	4/15/29	B	1,497,125

305	PECF USS Intermediate Holding III Corp, 144A	8.000%	11/15/29	CCC	315,828
	Total Auto Components				1,812,953

	Chemicals – 0.0%

500	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	539,375

	Commercial Services & Supplies – 0.3%

1,570	Covert Mergeco Inc, 144A	4.875%	12/01/29	B1	1,593,550

1,300	GFL Environmental Inc, 144A	3.500%	9/01/28	BB–	1,280,500

1,085	GFL Environmental Inc, 144A	4.750%	6/15/29	B–	1,094,494

850	Stericycle Inc, 144A	3.875%	1/15/29	BB	837,250
	Total Commercial Services & Supplies				4,805,794

	Communications Equipment – 0.3%

650	Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B1	668,343

3,325	Viasat Inc, 144A	6.500%	7/15/28	BB–	3,333,313
	Total Communications Equipment				4,001,656

	Construction & Engineering – 0.3%

1,800	GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	1,853,557

1,500	IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	BB–	1,587,030

791	International Airport Finance SA, 144A	12.000%	3/15/33	B–	850,029
	Total Construction & Engineering				4,290,616

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Diversified Financial Services – 0.4%

$993		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	$1,131,229

975		Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B	982,312

1,815		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	1,896,675

16,079	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	2,756,768
		Total Diversified Financial Services				6,766,984

		Diversified Telecommunication Services – 1.1%

1,325		Altice France SA/France, 144A	5.500%	1/15/28	B	1,314,943

1,925		Altice France SA/France, 144A	5.125%	7/15/29	B	1,877,741

3,280		Cellnex Finance Co SA, 144A	3.875%	7/07/41	BBB–	3,136,730

1,750		Frontier Communications Holdings LLC, 144A	6.000%	1/15/30	BB–	1,758,750

865		Iliad Holding SASU, 144A	6.500%	10/15/26	BB–	908,881

1,030		Iliad Holding SASU, 144A	7.000%	10/15/28	BB–	1,083,117

1,670		Level 3 Financing Inc, 144A	4.625%	9/15/27	BB	1,703,400

2,750		Level 3 Financing Inc, 144A	4.250%	7/01/28	BB	2,722,500

2,495		Vmed O2 UK Financing I PLC, 144A	4.750%	7/15/31	BB+	2,526,188
		Total Diversified Telecommunication Services				17,032,250

		Electric Utilities – 1.4%

1,806		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	Baa3	2,140,775

1,925		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	2,088,625

362		Adani Transmission Ltd, 144A	4.250%	5/21/36	BBB–	368,722

650		AES Panama Generation Holdings SRL, 144A	4.375%	5/31/30	Baa3	676,819

1,500		Cikarang Listrindo Tbk PT, 144A	4.950%	9/14/26	BB+	1,528,500

2,325		Clearway Energy Operating LLC, 144A	3.750%	2/15/31	BB	2,319,187

625		Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	619,538

1,200		Empresa de Transmision Electrica SA, 144A	5.125%	5/02/49	Baa2	1,324,512

5,700,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	Baa3	1,292,383

1,500		Lamar Funding Ltd, 144A, (3)	3.958%	5/07/25	Ba3	1,492,155

1,166		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	1,326,578

2,175		Pacific Gas and Electric Co	3.300%	8/01/40	BBB–	2,016,254

1,155		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB–	1,198,313

3,315		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB–	3,475,330
		Total Electric Utilities				21,867,691

		Electrical Equipment – 0.1%

2,130		Vertiv Group Corp, 144A	4.125%	11/15/28	BB–	2,151,300

		Energy Equipment & Services – 0.2%

850		Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	886,312

1,550		Galaxy Pipeline Assets Bidco Ltd, 144A	3.250%	9/30/40	Aa2	1,564,769
		Total Energy Equipment & Services				2,451,081

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Equity Real Estate Investment Trust – 1.6%

$2,750	Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A, (3)	5.750%	5/15/26	BB+	$2,846,250

1,455	CTR Partnership LP / CareTrust Capital Corp, 144A	3.875%	6/30/28	BB+	1,484,100

1,740	HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.375%	6/15/26	BB+	1,757,400

1,300	HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.750%	9/15/30	BB+	1,296,750

800	Iron Mountain Inc, 144A	4.500%	2/15/31	BB–	808,552

2,195	Iron Mountain Information Management Services Inc, 144A	5.000%	7/15/32	BB–	2,246,517

1,500	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	5.750%	2/01/27	BB+	1,695,000

1,375	MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB–	1,390,469

1,600	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 144A	4.875%	5/15/29	B+	1,636,000

2,450	RHP Hotel Properties LP / RHP Finance Corp, 144A	4.500%	2/15/29	B1	2,450,000

1,370	RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB–	1,377,535

1,430	RLJ Lodging Trust LP, 144A	4.000%	9/15/29	BB–	1,414,727

2,830	Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	3,031,637

1,140	XHR LP, 144A	4.875%	6/01/29	B1	1,159,950
	Total Equity Real Estate Investment Trust				24,594,887

	Gas Utilities – 0.2%

2,550	National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB–	2,616,963

	Health Care Providers & Services – 0.6%

1,825	CHS/Community Health Systems Inc, 144A	6.875%	4/15/29	CCC	1,859,219

950	CHS/Community Health Systems Inc, 144A	4.750%	2/15/31	BB–	958,312

1,200	Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB–	1,284,000

1,675	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	1,666,625

3,925	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	4,145,624
	Total Health Care Providers & Services				9,913,780

	Hotels, Restaurants & Leisure – 0.4%

2,250	Hilton Domestic Operating Co Inc, 144A	4.000%	5/01/31	N/R	2,300,715

1,605	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	BB–	1,645,125

1,065	Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B1	1,071,944

1,695	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	4.500%	1/15/28	BB+	1,830,600
	Total Hotels, Restaurants & Leisure				6,848,384

	Household Durables – 0.1%

1,775	WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B–	1,865,436

	Independent Power & Renewable Electricity Producers – 0.7%

1,200	Alfa Desarrollo SpA, 144A	4.550%	9/27/51	BBB–	1,184,400

1,350	Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	1,360,125

700	Azure Power Energy Ltd, 144A	3.575%	8/19/26	BB+	705,600

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Independent Power & Renewable Electricity Producers (continued)

$3,570		Clearway Energy Operating LLC, 144A	3.750%	1/15/32	BB	$3,543,225

1,300		EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB–	1,186,250

1,500		Kallpa Generacion SA, 144A	4.125%	8/16/27	Baa3	1,552,500

981		UEP Penonome II SA, 144A	6.500%	10/01/38	BB	1,026,544
		Total Independent Power & Renewable Electricity Producers				10,558,644

		Internet Software & Services – 0.1%

1,575		Cogent Communications Group Inc, 144A	3.500%	5/01/26	BB	1,599,696

		Medi a – 0.5%

200		Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	194,000

4,600		CCO Holdings LLC / CCO Holdings Capital Corp	4.500%	5/01/32	BB+	4,732,250

1,485		DISH DBS Corp, 144A	5.250%	12/01/26	Ba3	1,508,441

1,370		DISH DBS Corp, 144A	5.750%	12/01/28	Ba3	1,383,700
		Total Media				7,818,391

		Mortgage Real Estate Investment Trust – 0.5%

5,385		Blackstone Mortgage Trust Inc, 144A	3.750%	1/15/27	Ba2	5,367,660

700		Starwood Property Trust Inc, 144A	3.750%	12/31/24	BB+	707,532

1,875		Starwood Property Trust Inc, 144A	3.625%	7/15/26	BB+	1,865,625
		Total Mortgage Real Estate Investment Trust				7,940,817

		Oil, Gas & Consumable Fuels – 2.5%

1,800		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	BB	1,983,672

500		Calumet Specialty Products Partners LP / Calumet Finance Corp, (3)	7.750%	4/15/23	B–	498,125

1,270		CNX Midstream Partners LP, 144A	4.750%	4/15/30	BB–	1,265,237

2,235		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	2,276,906

1,820		DT Midstream Inc, 144A	4.375%	6/15/31	BB+	1,892,800

424		Energean Israel Finance Ltd, Reg S, 144A	5.375%	3/30/28	BB–	417,701

200		EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	208,000

1,500		EnLink Midstream LLC	5.375%	6/01/29	BB+	1,533,750

1,215		EQM Midstream Partners LP	5.500%	7/15/28	BB	1,327,394

1,300		EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	1,374,750

750		Hess Midstream Operations LP, 144A	5.625%	2/15/26	BB+	772,500

1,425		Leviathan Bond Ltd, Reg S, 144A	6.750%	6/30/30	BB	1,529,146

2,875		M/I Homes Inc	4.950%	2/01/28	Ba2	2,990,000

1,750		New Fortress Energy Inc, 144A	6.500%	9/30/26	BB–	1,736,875

1,350		NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	1,392,255

675		NuStar Logistics LP	6.375%	10/01/30	BB–	749,250

300		Oleoducto Central SA, 144A	4.000%	7/14/27	Baa3	298,350

3,668	CAD	Pembina Pipeline Corp	4.800%	1/25/81	BB+	2,843,784

1,200		Peru LNG Srl, 144A	5.375%	3/22/30	B+	1,038,000

275		Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	269,912

1,190		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	1,258,425

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

$2,345		Sunoco LP / Sunoco Finance Corp, 144A	4.500%	4/30/30	BB	$2,403,426

600		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	4.000%	1/15/32	BB+	627,000

3,015		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	B–	2,981,081

600		Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	CCC+	550,506

900		Tullow Oil PLC, 144A	10.250%	5/15/26	B2	909,351

1,325		USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	1,399,531

1,675		Western Midstream Operating LP	5.300%	2/01/30	BB+	1,840,892
		Total Oil, Gas & Consumable Fuels				38,368,619

		Real Estate Management & Development – 0.8%

1,225		Howard Hughes Corp, 144A	4.125%	2/01/29	BB	1,241,354

1,300		Howard Hughes Corp, 144A	4.375%	2/01/31	BB	1,313,000

2,700		Hunt Cos Inc, 144A	5.250%	4/15/29	BB–	2,659,500

1,175		Kennedy-Wilson Inc	4.750%	3/01/29	BB	1,201,437

2,250		Kennedy-Wilson Inc	5.000%	3/01/31	BB	2,317,500

2,775	EUR	Peach Property Finance GmbH, 144A	4.375%	11/15/25	BB+	3,237,985
		Total Real Estate Management & Development				11,970,776

		Road & Rail – 0.3%

525		ENA Master Trust, 144A	4.000%	5/19/48	BBB	526,312

1,735		First Student Bidco Inc / First Transit Parent Inc, 144A	4.000%	7/31/29	BB+	1,686,420

500		Rumo Luxembourg Sarl, 144A	4.200%	1/18/32	Ba2	471,875

1,400		Transnet SOC Ltd, 144A	4.000%	7/26/22	BB–	1,392,496
		Total Road & Rail				4,077,103

		Specialty Retail – 0.8%

2,090		Albion Financing 1 SARL / Aggreko Holdings Inc, 144A	6.125%	10/15/26	BB+	2,110,900

2,735		Albion Financing 2SARL, 144A	8.750%	4/15/27	BB–	2,780,128

535		Asbury Automotive Group Inc, 144A	4.625%	11/15/29	BB	545,031

1,130		Asbury Automotive Group Inc, 144A	5.000%	2/15/32	BB	1,172,601

2,025		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B–	1,954,125

2,225		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B–	2,136,000

1,380		LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB–	1,418,198

700		Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB–	719,488
		Total Specialty Retail				12,836,471

		Transportation Infrastructure – 0.7%

1,400		Adani Ports & Special Economic Zone Ltd, 144A	4.000%	7/30/27	BBB–	1,442,602

575		Aeropuerto Internacional de Tocumen SA, 144A	4.000%	8/11/41	BBB	586,026

400		Aeropuerto Internacional de Tocumen SA, 144A	5.125%	8/11/61	BBB	418,504

2,810		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	B+	2,890,788

1,074		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	1,098,293

1,700		DP World Ltd/United Arab Emirates, 144A	5.625%	9/25/48	Baa3	2,085,645

1,800		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB	1,905,750
		Total Transportation Infrastructure				10,427,608

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Wireless Telecommunication Services – 0.3%

$2,225	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	$2,490,331

1,800	Telefonica Moviles Chile SA, 144A	3.537%	11/18/31	BBB+	1,792,350
	Total Wireless Telecommunication Services				4,282,681
	Total Corporate Bonds (cost $221,167,363)				223,780,712

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 12.6%

	Diversified Financial Services – 0.1%

51,033	Brookfield Finance Inc	4.625%		BBB	$1,283,990

28,354	National Rural Utilities Cooperative Finance Corp	5.500%		A3	773,781
	Total Diversified Financial Services				2,057,771

	Electric Utilities – 1.1%

53,178	DTE Energy Co	4.375%		BBB–	1,395,391

13,048	Duke Energy Corp	5.750%		BBB–	356,993

36,322	Entergy Arkansas LLC, (3)	4.875%		A	929,117

34,454	Entergy Texas Inc	5.375%		BBB–	908,896

103,534	Georgia Power Co	5.000%		Baa2	2,679,460

72,456	Integrys Holding Inc, (2), (3)	6.000%		BBB	1,840,382

156,099	Southern Co	4.950%		BBB–	4,231,844

203,899	Southern Co, (3)	4.200%		BBB–	5,301,374
	Total Electric Utilities				17,643,457

	Equity Real Estate Investment Trust – 7.8%

151,876	Agree Realty Corp,	4.250%		Baa3	3,602,499

102,654	American Homes 4 Rent	5.875%		BB	2,699,800

151,769	American Homes 4 Rent	5.875%		BB	3,889,839

5,337	American Homes 4 Rent	6.250%		Ba1	144,366

144,336	Armada Hoffler Properties Inc	6.750%		N/R	3,885,568

229,881	Centerspace	6.625%		N/R	5,995,297

55,490	Chatham Lodging Trust	6.625%		N/R	1,471,040

76,285	City Office REIT Inc	6.625%		N/R	1,971,967

121,909	DiamondRock Hospitality Co	8.250%		N/R	3,402,480

126,928	Digital Realty Trust Inc	5.250%		Baa3	3,305,205

101,034	Digital Realty Trust Inc	5.850%		Baa3	2,781,466

149,573	Digital Realty Trust Inc	5.200%		Baa3	4,005,565

2,037	DigitalBridge Group Inc	7.125%		N/R	52,086

5,788	Federal Realty Investment Trust	5.000%		BBB	147,305

253,683	Hudson Pacific Properties Inc, (4)	4.750%		Baa3	6,618,589

154,295	Kimco Realty Corp	5.250%		Baa2	4,022,471

5,162	Mid-America Apartment Communities Inc	8.500%		BBB–	325,412

170,505	Monmouth Real Estate Investment Corp	6.125%		N/R	4,303,546

Shares	Description (1)	Coupon	Ratings (6)	Value

	Equity Real Estate Investment Trust (continued)

45,514	National Storage Affiliates Trust	6.000%	N/R	$1,184,729

157,895	Pebblebrook Hotel Trust	6.300%	N/R	3,991,586

71,146	Pebblebrook Hotel Trust	6.375%	N/R	1,868,294

94,424	Pebblebrook Hotel Trust	5.700%	N/R	2,322,830

102,440	PS Business Parks Inc	5.200%	BBB	2,672,660

256,393	PS Business Parks Inc	4.875%	BBB	6,937,995

104,578	Public Storage	4.875%	A3	2,796,416

84,599	Public Storage, (3)	4.625%	A3	2,265,561

45,366	Public Storage, (4)	4.000%	A3	1,135,511

187,251	Rexford Industrial Realty Inc	5.625%	BB+	4,902,231

57,827	Saul Centers Inc	6.125%	N/R	1,503,502

81,910	Saul Centers Inc	6.000%	N/R	2,250,068

83,546	SITE Centers Corp	6.375%	BB+	2,149,639

139,016	Summit Hotel Properties Inc	6.250%	N/R	3,524,056

69,632	Summit Hotel Properties Inc	5.875%	N/R	1,793,024

102,625	Sunstone Hotel Investors Inc	6.125%	N/R	2,625,148

111,550	Sunstone Hotel Investors Inc	5.700%	N/R	2,800,463

135,949	UMH Properties Inc	6.750%	N/R	3,540,112

92,168	Urstadt Biddle Properties Inc	6.250%	N/R	2,380,699

91,006	Urstadt Biddle Properties Inc	5.875%	N/R	2,327,023

245,901	Vornado Realty Trust	5.250%	Baa3	6,285,230

181,419	Vornado Realty Trust	5.250%	Baa3	4,805,789

96,726	Vornado Realty Trust	4.450%	Baa3	2,389,133
	Total Equity Real Estate Investment Trust			121,076,200

	Gas Utilities – 0.4%

193,471	South Jersey Industries Inc	5.625%	BB+	5,103,765

40,621	Spire Inc	5.900%	BBB	1,111,391
	Total Gas Utilities			6,215,156

	Independent Power & Renewable Electricity Producers – 0.5%

101,928	Brookfield BRP Holdings Canada Inc	4.625%	BBB–	2,496,217

174,381	Brookfield Renewable Partners LP	5.250%	BBB–	4,610,633
	Total Independent Power & Renewable Electricity Producers			7,106,850

	Multi-Utilities – 1.6%

34,627	Algonquin Power & Utilities Corp	6.200%	BB+	941,854

35,122	Brookfield Infrastructure Finance ULC	5.000%	BBB–	883,318

190,225	Brookfield Infrastructure Partners LP	5.125%	BBB–	4,814,595

55,805	Brookfield Infrastructure Partners LP, (3)	5.000%	BBB–	1,413,541

97,972	CMS Energy Corp	5.875%	BBB–	2,635,447

67,664	CMS Energy Corp	4.200%	BBB–	1,691,600

5,876	DTE Energy Co	5.250%	BBB–	151,836

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Shares		Description (1)	Coupon		Ratings (6)	Value

		Multi-Utilities (continued)

123,056		DTE Energy Co	4.375%		BBB–	$3,236,373

54,019		NiSource Inc,	6.500%		BBB–	1,470,397

284,945		Sempra Energy	5.750%		BBB–	7,790,396
		Total Multi-Utilities				25,029,357

		Oil, Gas & Consumable Fuels – 0.1%

41,277		NuStar Energy LP	7.625%		B2	928,732

		Real Estate Management & Development – 0.9%

175,695		Brookfield Property Partners LP	6.375%		BB	4,508,334

196,493		Brookfield Property Partners LP, (3)	6.500%		BB	5,016,466

209,259		Brookfield Property Partners LP	5.750%		BB	4,930,142
		Total Real Estate Management & Development				14,454,942

		Trading Companies & Distributors – 0.1%

67,409		Fortress Transportation and Infrastructure Investors LLC	8.250%		B	1,804,539
		Total $25 Par (or similar) Retail Preferred (cost $185,326,989)				196,317,004

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 9.9%

		Diversified Financial Services – 0.3%

$360		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$386,916

3,957		Transcanada Trust	5.625%	5/20/75	BBB	4,154,850
		Total Diversified Financial Services				4,541,766

		Electric Utilities – 2.9%

1,950		American Electric Power Co Inc	3.875%	2/15/62	BBB	1,979,609

1,800		ComEd Financing III	6.350%	3/15/33	Baa2	2,178,834

6,205		Duke Energy Corp	4.875%	N/A (7)	BBB–	6,437,688

3,570		Edison International	5.000%	N/A (7)	BB+	3,647,826

2,255		Edison International	5.375%	N/A (7)	BB+	2,362,338

2,100	GBP	Electricite de France SA, Reg S	5.875%	N/A (7)	BBB	3,126,700

7,190		Emera Inc	6.750%	6/15/76	BB+	8,268,500

5,740		Enel SpA, 144A	8.750%	9/24/73	BBB	6,392,925

2,070		NextEra Energy Capital Holdings Inc, (3)	4.800%	12/01/77	BBB	2,204,804

4,085		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	4,628,075

1,990		Southern Co	4.000%	1/15/51	BBB–	2,034,775

1,515		SSE PLC, Reg S	4.750%	9/16/77	BBB–	1,537,640
		Total Electric Utilities				44,799,714

		Independent Power & Renewable Electricity Producers – 0.2%

1,403		Vistra Corp, 144A	8.000%	N/A (7)	Ba3	1,483,672

820		Vistra Corp, 144A	7.000%	N/A (7)	BB–	830,570
		Total Independent Power & Renewable Electricity Producers				2,314,242

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Marine – 0.1%

$2,195		Royal Capital BV, Reg S	4.875%	N/A (7)	N/R	$2,277,313

		Multi-Utilities – 2.3%

7,995		CenterPoint Energy Inc	6.125%	N/A (7)	BBB–	8,314,800

2,770		CMS Energy Corp	4.750%	6/01/50	BBB–	3,012,375

2,440		Dominion Energy Inc	5.750%	10/01/54	BBB–	2,603,393

1,245		Dominion Energy Inc	4.350%	N/A (7)	BBB–	1,285,463

3,100		Dominion Energy Inc	4.650%	N/A (7)	BBB–	3,231,750

1,944		NiSource Inc	5.650%	N/A (7)	BBB–	1,997,460

4,556		RWE AG, Reg S	6.625%	7/30/75	BBB–	5,165,365

4,100		Sempra Energy	4.125%	4/01/52	BBB–	4,152,015

5,535		Sempra Energy	4.875%	N/A (7)	BBB–	5,926,767
		Total Multi-Utilities				35,689,388

		Oil, Gas & Consumable Fuels – 3.8%

9,277		Enbridge Inc	6.000%	1/15/77	BBB–	9,964,810

10,634		Enbridge Inc	5.500%	7/15/77	BBB–	11,195,997

3,947		Enbridge Inc	6.250%	3/01/78	BBB–	4,284,011

3,605		Enbridge Inc	5.750%	7/15/80	BBB–	4,001,550

3,478		Energy Transfer LP, (3-Month LIBOR reference rate + 3.018% spread), (8)	3.149%	11/01/66	Ba1	2,782,400

1,275		Energy Transfer LP	6.500%	N/A (7)	BB	1,297,313

7,251		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	7,402,686

4,840		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	4,856,299

2,424	CAD	Inter Pipeline Ltd/AB	6.625%	11/19/79	BB	2,030,070

2,315	CAD	Keyera Corp	5.950%	3/10/81	BB	1,884,905

5,285		Transcanada Trust	5.875%	8/15/76	BBB	5,773,862

3,170		Transcanada Trust	5.500%	9/15/79	BBB	3,383,975
		Total Oil, Gas & Consumable Fuels				58,857,878

		Real Estate Management & Development – 0.1%

2,000		AT Securities BV, Reg S	5.250%	N/A (7)	BBB–	2,064,880

		Road & Rail – 0.2%

2,790		BNSF Funding Trust I	6.613%	12/15/55	A	3,093,412
		Total $1,000 Par (or similar) Institutional Preferred (cost $144,073,589)				153,638,593

Shares		Description (1)	Coupon		Ratings (6)	Value

		CONVERTIBLE PREFERRED SECURITIES – 6.5%

		Commercial Services & Supplies – 0.3%

58,545		GFL Environmental Inc	6.000%		N/R	$5,090,488

		Electric Utilities – 3.1%

160,880		American Electric Power Co Inc	6.125%		BBB	8,063,306

106,812		American Electric Power Co Inc	6.125%		BBB	5,618,311

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Coupon	Ratings (6)	Value

	Electric Utilities (continued)

138,535	NextEra Energy Inc	4.872%	A–	$9,432,848

167,698	NextEra Energy Inc	5.279%	BBB	9,649,343

69,922	NextEra Energy Inc	6.219%	BBB	4,049,183

34,900	PG&E Corp	5.500%	N/R	4,037,232

151,686	Southern Co	6.750%	BBB–	8,153,122
	Total Electric Utilities			49,003,345

	Equity Real Estate Investment Trust – 0.3%

23,760	Equity Commonwealth	6.500%	N/R	705,672

20,450	LXP Industrial Trust	6.500%	N/R	1,273,012

37,738	RPT Realty	7.250%	BB	2,223,146
	Total Equity Real Estate Investment Trust			4,201,830

	Gas Utilities – 0.5%

50,677	South Jersey Industries Inc	8.750%	N/R	2,827,777

66,322	Spire Inc, (2)	7.500%	N/R	3,294,214

22,624	UGI Corp	7.250%	N/R	2,375,067
	Total Gas Utilities			8,497,058

	Independent Power & Renewable Electricity Producers – 0.3%

42,550	AES Corp	6.875%	BB	4,084,800

	Multi-Utilities – 1.8%

53,458	Algonquin Power & Utilities Corp	7.750%	N/R	2,525,356

80,158	Dominion Energy Inc	7.250%	BBB–	8,067,101

230,785	DTE Energy Co	6.250%	BBB–	11,848,502

45,237	NiSource Inc	7.750%	BBB–	5,066,092
	Total Multi-Utilities			27,507,051

	Water Utilities – 0.2%

40,127	Essential Utilities Inc	6.000%	N/R	2,615,879
	Total Convertible Preferred Securities (cost $89,448,009)			101,000,451

Shares	Description (1)			Value

	INVESTMENT COMPANIES – 0.8%

1,877,727	Digital 9 Infrastructure PLC/Fund			$2,892,338

1,964,059	Greencoat UK Wind PLC/Funds			3,742,308

1,126,145	JLEN Environmental Assets Group Ltd Foresight Group Holdings			1,603,369

916,319	Keppel Infrastructure Trust			370,580

1,121,058	Renewables Infrastructure Group Ltd			2,044,135

933,291	Sequoia Economic Infrastructure Income Fund Ltd			1,361,131

1,041,487	Starwood European Real Estate Finance Ltd			1,325,122
	Total Investment Companies (cost $12,685,194)			13,338,983

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	CONVERTIBLE BONDS – 0.4%

	Oil, Gas & Consumable Fuels – 0.4%

$7,990	Cheniere Energy Inc			4.250%	3/15/45	N/R	$6,723,976
$7,990	Total Convertible Bonds (cost $5,689,918)						6,723,976

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.4% (9)

	Electric Utilities – 0.1%

$2,009	ExGen Renewables IV, LLC, Term Loan	3.500%	3-Month LIBOR	2.500%	12/15/27	BB–	$2,012,049

	Real Estate Management & Development – 0.2%

3,709	Brookfield Property REIT Inc., Term Loan, First Lien B	2.604%	1-Month LIBOR	2.500%	8/24/25	BB+	3,662,964

	Specialty Retail – 0.1%

860	PECF USS Intermediate Holding III Corp, (WI/DD)	TBD	TBD	TBD	TBD	B2	862,000
$6,578	Total Variable Rate Senior Loan Interests (cost $6,556,641)						6,537,013

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	ASSET-BACKED SECURITIES – 0.3%

$550	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (8)			4.110%	4/15/34	BB–	$548,926

1,265	Benchmark 2020-B18 Mortgage Trust, 144A			4.139%	7/15/53	B–	1,257,137

200	COMM 2014-UBS3 Mortgage Trust, 144A			4.767%	6/10/47	N/R	194,603

405	COMM 2015-CCRE24 Mortgage Trust			3.463%	8/10/48	BBB–	373,976

400	GS Mortgage Securities Corp Trust 2017-SLP, 144A			4.591%	10/10/32	B	397,443

560	GS Mortgage Securities Trust 2016-GS4			3.961%	11/10/49	A–	548,129

400	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (8)			2.860%	7/15/36	N/R	399,400

1,300	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (8)			4.360%	7/15/36	N/R	1,291,167
$5,080	Asset-Backed Securities (cost $4,972,609)						5,010,781
	Total Long-Term Investments (cost $1,374,249,027)						1,510,482,558

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.2%

	Money Market Funds – 0.2%

3,639,872	State Street Navigator Securities Lending Government Money Market Portfolio, (11)	0.030% (12)		$3,639,872
	Total Investments Purchased with Collateral from Securities Lending (cost $3,639,872)			3,639,872

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.6%

	REPURCHASE AGREEMENTS – 2.6%

$39,668	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021, repurchase price $39,667,639, collateralized by $40,733,100, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $40,461,013	0.000%	1/03/22	$39,667,639
	Total Short-Term Investments (cost $39,667,639)			39,667,639
	Total Investments (cost $1,417,556,538) – 99.8%			1,553,790,069
	Other Assets Less Liabilities – 0.2% (13)			2,926,933
	Net Assets – 100%			$1,556,717,002

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(64)	3/22	$(8,251,872)	$(8,350,000)	$(98,128)	$(4,000)
U.S. Treasury Ultra 10-Year Note	(58)	3/22	(8,355,509)	(8,493,375)	(137,866)	(15,406)
U.S. Treasury Ultra Bond	(35)	3/22	(6,759,032)	(6,899,375)	(140,343)	(54,688)
Total			$(23,366,413)	$(23,742,750)	$(376,337)	$(74,094)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,337,612.

(4)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(12)	The rate shown is the one-day yield as of the end of the reporting period.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Real Estate Securities Fund

Portfolio of Investments    December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 97.5%

	Diversified – 1.2%

209,369	American Assets Trust Inc	$7,857,619

80,933	Broadstone Net Lease Inc	2,008,757

186,830	Essential Properties Realty Trust Inc	5,386,309

64,379	PS Business Parks Inc	11,856,680
	Total Diversified	27,109,365

	Health Care – 7.6%

179,006	CareTrust REIT Inc	4,086,707

148,996	Healthcare Realty Trust Inc	4,714,234

256,024	Healthcare Trust of America Inc	8,548,641

681,802	Healthpeak Properties Inc	24,606,234

216,810	Medical Properties Trust Inc	5,123,220

81,652	Omega Healthcare Investors Inc	2,416,083

767,183	Sabra Health Care REIT Inc	10,387,658

876,997	Ventas Inc	44,832,087

763,234	Welltower Inc	65,462,580
	Total Health Care	170,177,444

	Hotels – 3.0%

290,006	Apple Hospitality REIT Inc	4,683,597

539,085	Host Hotels & Resorts Inc, (2)	9,374,688

245,605	Park Hotels & Resorts Inc, (2)	4,637,022

663,837	Pebblebrook Hotel Trust	14,850,034

1,319,289	RLJ Lodging Trust	18,377,696

12,258	Ryman Hospitality Properties Inc, (2)	1,127,246

323,645	Summit Hotel Properties Inc, (2)	3,158,775

628,659	Xenia Hotels & Resorts Inc, (2)	11,385,014
	Total Hotels	67,594,072

	Industrial – 15.3%

315,204	Americold Realty Trust	10,335,539

81,578	Duke Realty Corp	5,354,780

282,923	First Industrial Realty Trust Inc	18,729,502

909,371	LXP Industrial Trust	14,204,375

1,167,838	Prologis Inc	196,617,206

663,773	Rexford Industrial Realty Inc	53,838,628

319,974	STAG Industrial Inc	15,345,953

347,930	Terreno Realty Corp	29,674,950
	Total Industrial	344,100,933

	Office – 8.8%

244,476	Alexandria Real Estate Equities Inc	54,508,369

270,301	Boston Properties Inc	31,133,269

Shares	Description (1)	Value

	Office (continued)

712,116	Corporate Office Properties Trust	$19,917,884

262,319	Cousins Properties Inc	10,566,209

562,752	Douglas Emmett Inc	18,852,192

338,970	JBG SMITH Properties	9,731,829

259,211	Kilroy Realty Corp	17,227,163

864,684	Paramount Group Inc	7,211,465

684,954	Piedmont Office Realty Trust Inc	12,589,455

34,856	SL Green Realty Corp	2,499,175

188,105	Veris Residential Inc, (2)	3,457,370

257,309	Vornado Realty Trust	10,770,955
	Total Office	198,465,335

	Residential – 20.9%

301,049	American Campus Communities Inc	17,247,097

980,072	American Homes 4 Rent, Class A	42,740,940

403,826	Apartment Income REIT Corp	22,077,167

278,775	AvalonBay Communities Inc	70,415,777

70,547	Camden Property Trust	12,605,338

578,339	Equity Residential	52,339,680

53,016	Essex Property Trust Inc	18,673,826

947,753	Independence Realty Trust Inc	24,480,460

1,071,254	Invitation Homes Inc	48,570,656

216,638	Mid-America Apartment Communities Inc	49,705,423

366,475	Sun Communities Inc	76,948,756

580,662	UDR Inc	34,833,913
	Total Residential	470,639,033

	Retail – 11.9%

442,428	Acadia Realty Trust	9,658,203

378,845	Agree Realty Corp	27,034,379

398,281	Brixmor Property Group Inc	10,120,320

43,602	Federal Realty Investment Trust	5,943,825

1,644,219	Kimco Realty Corp	40,529,998

1,112,733	Kite Realty Group Trust	24,235,325

251,851	National Retail Properties Inc	12,106,478

50,868	NETSTREIT Corp	1,164,877

397,650	Realty Income Corp	28,467,763

204,570	RPT Realty	2,737,147

465,069	Simon Property Group Inc	74,304,074

721,942	SITE Centers Corp	11,428,342

245,502	Spirit Realty Capital Inc	11,830,741

319,258	Urban Edge Properties	6,065,902

108,282	Urstadt Biddle Properties Inc, Class A	2,306,407
	Total Retail	267,933,781

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2021

Shares	Description (1)			Value

	Specialized – 28.8%

314,861	American Tower Corp			$92,096,842

165,317	Crown Castle International Corp			34,508,271

759,358	CubeSmart			43,215,064

409,810	Digital Realty Trust Inc			72,483,095

135,163	Equinix Inc			114,326,272

240,156	Four Corners Property Trust Inc			7,062,988

574,318	Gaming and Leisure Properties Inc			27,946,314

199,675	Life Storage Inc			30,586,216

361,057	MGM Growth Properties LLC			14,749,178

296,275	PotlatchDeltic Corp			17,841,681

330,479	Public Storage			123,784,214

51,877	SBA Communications Corp			20,181,191

1,572,983	VICI Properties Inc			47,362,518

82,536	Weyerhaeuser Co			3,398,832
	Total Specialized			649,542,676
	Total Real Estate Investment Trust Common Stocks (cost $1,336,734,811)			2,195,562,639

Shares	Description (1)			Value

	COMMON STOCKS – 0.6%

	Household Durables – 0.4%

179,811	PulteGroup Inc			$10,277,997

	Real Estate Management & Development – 0.2%

240,926	Tricon Residential Inc			3,681,349
	Total Common Stocks (cost $11,425,795)			13,959,346
	Total Long-Term Investments (cost $1,348,160,606)			2,209,521,985

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1%

	REPURCHASE AGREEMENTS – 2.1%

$48,645	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021, repurchase price $48,644,927, collateralized by $49,951,500, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $49,617,836	0.000%	1/03/22	$48,644,927
	Total Short-Term Investments (cost $48,644,927)			48,644,927
	Total Investments (cost $1,396,805,533) – 100.2%			2,258,166,912
	Other Assets Less Liabilities – (0.2)%			(5,574,446)
	Net Assets – 100%			$2,252,592,466

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2021

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $531,244,794, $60,581,347, $1,374,249,027, and $1,348,160,606, respectively)(1)	$662,457,502	$75,003,722	$1,510,482,558	$2,209,521,985
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	3,639,872	—
Short-term investments, at value (cost approximates value)	11,982,765	792,662	39,667,639	48,644,927
Cash	47,477	—	162,315	—
Cash collateral at brokers for investments in futures contracts(2)	—	—	512,205	—
Cash denominated in foreign currencies (cost $14,607, $357,377, $1,649,096 and $—, respectively)	14,598	360,485	1,661,884	—
Receivable for:
Dividends	1,181,672	213,601	4,591,196	6,881,287
Interest	—	—	5,596,662	—
Investments sold	6,030,759	362,895	5,030,255	10,050,307
Reclaims	155,331	13,375	520,999	33,119
Shares sold	1,175,816	14,975	2,276,076	2,745,430
Other assets	85,312	60,059	153,849	405,096
Total assets	683,131,232	76,821,774	1,574,295,510	2,278,282,151
Liabilities
Payable for:
Collateral from securities lending program	—	—	3,639,872	—
Dividends	—	—	317,357	—
Investments purchased – regular settlement	8,107,166	387,027	7,626,023	14,090,859
Investments purchased – when-issued/delayed-delivery settlement	—	—	857,850	—
Shares redeemed	1,097,900	187	2,957,012	8,379,999
Variation margin on futures contracts	—	—	74,094	—
Accrued expenses:
Custodian fees	386,098	415,722	585,803	245,227
Directors/Trustees fees	50,133	449	97,792	382,558
Management fees	459,287	22,829	931,052	1,596,513
12b-1 distribution and service fees	23,320	243	153,137	52,336
Other	147,139	12,474	338,516	942,193
Total liabilities	10,271,043	838,931	17,578,508	25,689,685
Net assets	$672,860,189	$75,982,843	$1,556,717,002	$2,252,592,466
Class A Shares
Net assets	$52,495,448	$254,125	$192,590,998	$207,383,636
Shares outstanding	4,489,179	10,554	8,001,919	9,274,598
Net asset value (“NAV”) per share	$11.69	$24.08	$24.07	$22.36
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.40	$25.55	$25.54	$23.72
Class C Shares
Net assets	$14,905,334	$53,194	$134,834,340	$12,195,383
Shares outstanding	1,295,824	2,211	5,601,008	566,858
NAV and offering price per share	$11.50	$24.06	$24.07	$21.51
Class R6 Shares
Net assets	$133,574,668	$73,584,844	$252,906,777	$556,125,648
Shares outstanding	11,440,779	3,054,966	10,447,939	24,022,730
NAV and offering price per share	$11.68	$24.09	$24.21	$23.15
Class I Shares
Net assets	$471,884,739	$2,090,680	$976,384,887	$1,476,887,799
Shares outstanding	40,520,872	86,860	40,565,178	64,693,359
NAV and offering price per share	$11.65	$24.07	$24.07	$22.83
Fund level net assets consist of:
Capital paid-in	$545,788,395	$62,029,851	$1,633,275,407	$1,358,023,132
Total distributable earnings (loss)	127,071,794	13,952,992	(76,558,405)	894,569,334
Fund level net assets	$672,860,189	$75,982,843	$1,556,717,002	$2,252,592,466
Authorized shares – per class	2 billion	Unlimited	2 billion	2 billion
Par value per share	$0.0001	$0.01	$0.0001	$0.0001

(1)	Includes securities loaned of $3,337,612 for Real Asset Income.
(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2021

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities

Investment Income

Dividends	$19,620,308	$2,378,759	$67,517,160	$55,260,943

Interest	—	—	20,838,162	—

Foreign tax withheld on dividend income	(1,014,353)	(93,358)	(3,033,892)	(16,562)

Foreign tax withheld from interest income	—	—	(410)	—

Securities lending income, net	7,905	21	90,343	—

Total investment income	18,613,860	2,285,422	85,411,363	55,244,381

Expenses

Management fees	5,808,798	628,560	11,107,651	21,001,065

12b-1 service fees – Class A Shares	121,904	550	457,667	459,280

12b-1 distribution and service fees – Class C Shares	156,892	416	1,436,713	120,985

12b-1 distribution and service fees – Class R3 Shares(1)	257	—	—	26,945

Shareholder servicing agent fees	446,738	3,298	1,192,279	2,793,282

Interest expense	3,756	314	11,027	15,138

Custodian fees	256,900	283,567	439,474	175,489

Directors/Trustees fees	17,902	1,872	43,913	68,515

Professional fees	99,413	35,893	149,471	287,251

Shareholder reporting expenses	96,460	26,214	427,661	188,241

Federal and state registration fees	83,147	78,641	98,329	99,940

Other	17,747	13,998	21,817	16,663

Total expenses before fee waiver/expense reimbursement	7,109,914	1,073,323	15,386,002	25,252,794

Fee waiver/expense reimbursement	(661,440)	(412,156)	—	(840,874)

Net expenses	6,448,474	661,167	15,386,002	24,411,920

Net investment income (loss)	12,165,386	1,624,255	70,025,361	30,832,461

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	53,984,584	8,958,997	103,371,771	479,706,321

Futures contracts	—	—	1,191,894	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	23,332,023	6,617,646	(2,707,306)	326,569,885

Futures contracts	—	—	(443,972)	—

Net realized and unrealized gain (loss)	77,316,607	15,576,643	101,412,387	806,276,206

Net increase (decrease) in net assets from operations	$89,481,993	$17,200,898	$171,437,748	$837,108,667

(1)

Class R3 Shares of Global Infrastructure and Real Estate Securities converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Global Infrastructure		Global Real Estate Securities
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20

Operations

Net investment income (loss)	$12,165,386	$8,229,508	$1,624,255	$763,753

Net realized gain (loss) from:

Investments and foreign currency	53,984,584	(8,819,624)	8,958,997	(638,998)

Futures contracts	—	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	23,332,023	(16,594,704)	6,617,646	4,912,232

Futures contracts	—	—	—	—

Net increase (decrease) in net assets from operations	89,481,993	(17,184,820)	17,200,898	5,036,987

Distributions to Shareholders

Dividends:

Class A Shares	(3,604,891)	(610,511)	(87,511)	(1,051)

Class C Shares	(1,026,320)	(128,020)	(6,190)	(667)

Class R3 Shares(1)	—	(2,658)	—	—

Class R6 Shares	(9,653,975)	(1,787,597)	(9,023,460)	(1,702,248)

Class I Shares	(34,268,367)	(6,941,931)	(247,608)	(5,631)

Decrease in net assets from distributions to shareholders	(48,553,553)	(9,470,717)	(9,364,769)	(1,709,597)

Fund Share Transactions

Proceeds from sale of shares	139,586,370	175,535,225	5,225,331	26,732,246

Proceeds from shares issued to shareholders due to reinvestment of distributions	34,833,077	6,595,453	5,469,725	840,457

	174,419,447	182,130,678	10,695,056	27,572,703

Cost of shares redeemed	(152,166,790)	(165,539,064)	(1,279,466)	(136,501)

Net increase (decrease) in net assets from Fund share transactions	22,252,657	16,591,614	9,415,590	27,436,202

Net increase (decrease) in net assets	63,181,097	(10,063,923)	17,251,719	30,763,592

Net assets at the beginning of period	609,679,092	619,743,015	58,731,124	27,967,532

Net assets at the end of period	$672,860,189	$609,679,092	$75,982,843	$58,731,124

(1)

Class R3 Shares of Global Infrastructure and Real Estate Securities converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Real Asset Income		Real Estate Securities
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20

Operations

Net investment income (loss)	$70,025,361	$76,346,037	$30,832,461	$34,582,405

Net realized gain (loss) from:

Investments and foreign currency	103,371,771	(253,449,443)	479,706,321	(60,061,464)

Futures contracts	1,191,894	(1,513,596)	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(2,707,306)	2,745,237	326,569,885	(189,321,504)

Futures contracts	(443,972)	67,635	—	—

Net increase (decrease) in net assets from operations	171,437,748	(175,804,130)	837,108,667	(214,800,563)

Distributions to Shareholders

Dividends:

Class A Shares	(9,878,535)	(8,322,205)	(28,095,425)	(5,074,310)

Class C Shares	(6,508,088)	(6,771,926)	(1,640,115)	(396,370)

Class R3 Shares(1)	—	—	(47,135)	(340,462)

Class R6 Shares	(13,725,185)	(5,360,790)	(76,509,938)	(13,385,125)

Class I Shares	(54,358,576)	(65,114,685)	(210,357,965)	(48,899,918)

Decrease in net assets from distributions to shareholders	(84,470,384)	(85,569,606)	(316,650,578)	(68,096,185)

Fund Share Transactions

Proceeds from sale of shares	298,889,134	609,855,057	574,976,310	576,399,850

Proceeds from shares issued to shareholders due to reinvestment of distributions	79,542,852	78,076,488	257,002,859	55,749,963

	378,431,986	687,931,545	831,979,169	632,149,813

Cost of shares redeemed	(517,543,363)	(1,062,944,740)	(1,345,479,459)	(1,039,354,881)

Net increase (decrease) in net assets from Fund share transactions	(139,111,377)	(375,013,195)	(513,500,290)	(407,205,068)

Net increase (decrease) in net assets	(52,144,013)	(636,386,931)	6,957,799	(690,101,816)

Net assets at the beginning of period	1,608,861,015	2,245,247,946	2,245,634,667	2,935,736,483

Net assets at the end of period	$1,556,717,002	$1,608,861,015	$2,252,592,466	$2,245,634,667

(1)

Class R3 Shares of Global Infrastructure and Real Estate Securities converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

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Financial Highlights

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (12/07)

2021	$10.97	$0.19	$1.37	$1.56	$(0.20)	$(0.64)	$—	$(0.84)	$11.69

2020	11.45	0.13	(0.46)	(0.33)	(0.11)	(0.04)	—	(0.15)	10.97

2019	9.48	0.22	2.56	2.78	(0.20)	(0.61)	—	(0.81)	11.45

2018	10.93	0.20	(1.05)	(0.85)	(0.22)	(0.36)	(0.02)	(0.60)	9.48

2017	9.69	0.22	1.66	1.88	(0.23)	(0.41)	—	(0.64)	10.93

Class C (11/08)

2021	10.87	0.10	1.35	1.45	(0.18)	(0.64)	—	(0.82)	11.50

2020	11.35	0.05	(0.46)	(0.41)	(0.03)	(0.04)	—	(0.07)	10.87

2019	9.41	0.14	2.52	2.66	(0.11)	(0.61)	—	(0.72)	11.35

2018	10.85	0.12	(1.04)	(0.92)	(0.14)	(0.36)	(0.02)	(0.52)	9.41

2017	9.62	0.14	1.65	1.79	(0.15)	(0.41)	—	(0.56)	10.85

Class R6 (6/16)

2021	10.96	0.23	1.37	1.60	(0.24)	(0.64)	—	(0.88)	11.68

2020	11.42	0.16	(0.44)	(0.28)	(0.14)	(0.04)	—	(0.18)	10.96

2019	9.47	0.26	2.54	2.80	(0.24)	(0.61)	—	(0.85)	11.42

2018	10.91	0.22	(1.03)	(0.81)	(0.25)	(0.36)	(0.02)	(0.63)	9.47

2017	9.65	0.27	1.66	1.93	(0.26)	(0.41)	—	(0.67)	10.91

Class I (12/07)

2021	10.93	0.22	1.37	1.59	(0.23)	(0.64)	—	(0.87)	11.65

2020	11.40	0.15	(0.44)	(0.29)	(0.14)	(0.04)	—	(0.18)	10.93

2019	9.44	0.25	2.54	2.79	(0.22)	(0.61)	—	(0.83)	11.40

2018	10.89	0.22	(1.04)	(0.82)	(0.25)	(0.36)	(0.02)	(0.63)	9.44

2017	9.66	0.26	1.64	1.90	(0.26)	(0.41)	—	(0.67)	10.89

See accompanying notes to financial statements.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

14.44%	$52,495	1.32%	1.56%	1.21%	1.66%	128%

(2.76)	44,235	1.35	1.11	1.22	1.24	181

29.27	57,379	1.36	1.85	1.22	1.99	144

(7.88)	55,856	1.35	1.74	1.22	1.87	174

19.38	87,876	1.42	1.85	1.22	2.05	161

13.58	14,905	2.07	0.79	1.96	0.89	128

(3.56)	18,465	2.10	0.37	1.97	0.49	181

28.37	24,640	2.11	1.11	1.97	1.26	144

(8.60)	24,556	2.11	1.00	1.97	1.13	174

18.55	29,227	2.17	1.11	1.97	1.31	161

14.84	133,575	0.99	1.89	0.88	2.00	128

(2.39)	107,342	1.01	1.44	0.88	1.57	181

29.70	60,187	1.03	2.11	0.89	2.26	144

(7.56)	11,520	1.02	1.93	0.89	2.06	174

19.95	19,575	1.02	2.24	0.80	2.46	161

14.78	471,885	1.07	1.79	0.96	1.89	128

(2.55)	439,399	1.10	1.37	0.97	1.50	181

29.69	477,180	1.11	2.10	0.97	2.24	144

(7.67)	345,782	1.10	1.98	0.97	2.11	174

19.61	472,564	1.17	2.14	0.97	2.34	161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Global Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (03/18)

2021	$21.25	$0.54	$5.32	$5.86	$(1.08)	$(1.95)	$(3.03)	$24.08

2020	22.22	0.30	(0.64)	(0.34)	(0.45)	(0.18)	(0.63)	21.25

2019	19.07	0.36	4.84	5.20	(1.33)	(0.72)	(2.05)	22.22

2018(e)	20.00	0.32	(0.54)	(0.22)	(0.53)	(0.18)	(0.71)	19.07

Class C (03/18)

2021	21.25	0.35	5.31	5.66	(0.90)	(1.95)	(2.85)	24.06

2020	22.21	0.14	(0.62)	(0.48)	(0.30)	(0.18)	(0.48)	21.25

2019	19.06	0.19	4.84	5.03	(1.16)	(0.72)	(1.88)	22.21

2018(e)	20.00	0.20	(0.55)	(0.35)	(0.41)	(0.18)	(0.59)	19.06

Class R6 (03/18)

2021	21.27	0.56	5.38	5.94	(1.17)	(1.95)	(3.12)	24.09

2020	22.23	0.37	(0.63)	(0.26)	(0.52)	(0.18)	(0.70)	21.27

2019	19.07	0.43	4.85	5.28	(1.40)	(0.72)	(2.12)	22.23

2018(e)	20.00	0.37	(0.55)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

Class I (03/18)

2021	21.25	0.59	5.32	5.91	(1.14)	(1.95)	(3.09)	24.07

2020	22.22	0.34	(0.63)	(0.29)	(0.50)	(0.18)	(0.68)	21.25

2019	19.07	0.47	4.79	5.26	(1.39)	(0.72)	(2.11)	22.22

2018(e)	20.00	0.36	(0.54)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

See accompanying notes to financial statements.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

28.21%	$254	1.89%	1.60%	1.29%	2.19%	130%

(1.32)	37	2.45	0.33	1.30	1.48	159

27.55	35	3.21	(0.31)	1.30	1.60	198

(1.21)	24	2.65	0.67	1.30	2.02	161

27.16	53	2.64	0.85	2.04	1.44	130

(2.04)	27	3.20	(0.44)	2.05	0.71	159

26.56	33	3.96	(1.05)	2.05	0.86	198

(1.77)	24	3.41	(0.09)	2.05	1.27	161

28.57	73,585	1.54	1.74	0.94	2.33	130

(0.95)	58,480	2.15	0.72	1.00	1.87	159

27.91	27,709	2.88	0.01	0.97	1.93	198

(0.97)	23,770	2.38	0.94	1.02	2.30	161

28.48	2,091	1.64	1.86	1.04	2.45	130

(1.02)	188	2.20	0.56	1.05	1.71	159

27.80	190	2.96	0.15	1.05	2.06	198

(1.03)	26	2.42	0.86	1.05	2.24	161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

(e)	For the period March 20, 2018 (commencement of operations) though December 31, 2018.

See accompanying notes to financial statements.

Financial Highlights (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (9/11)

2021	$22.75	$1.05	$1.54	$2.59	$(1.27)	$—	$—	$(1.27)	$24.07

2020	24.76	0.90	(1.91)	(1.01)	(1.00)	—	—	(1.00)	22.75

2019	21.46	0.99	3.73	4.72	(1.38)	—	(0.04)	(1.42)	24.76

2018	24.14	1.12	(2.61)	(1.49)	(1.07)	—	(0.12)	(1.19)	21.46

2017	22.76	1.11	1.59	2.70	(1.32)	—	—	(1.32)	24.14

Class C (9/11)

2021	22.76	0.86	1.55	2.41	(1.10)	—	—	(1.10)	24.07

2020	24.77	0.73	(1.90)	(1.17)	(0.84)	—	—	(0.84)	22.76

2019	21.47	0.81	3.74	4.55	(1.21)	—	(0.04)	(1.25)	24.77

2018	24.15	0.95	(2.62)	(1.67)	(0.89)	—	(0.12)	(1.01)	21.47

2017	22.77	0.94	1.59	2.53	(1.15)	—	—	(1.15)	24.15

Class R6 (6/16)

2021	22.87	1.13	1.56	2.69	(1.35)	—	—	(1.35)	24.21

2020	24.89	1.00	(1.95)	(0.95)	(1.07)	—	—	(1.07)	22.87

2019	21.56	1.10	3.73	4.83	(1.46)	—	(0.04)	(1.50)	24.89

2018	24.24	1.20	(2.63)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.56

2017	22.83	1.22	1.58	2.80	(1.39)	—	—	(1.39)	24.24

Class I (9/11)

2021	22.75	1.10	1.55	2.65	(1.33)	—	—	(1.33)	24.07

2020	24.76	0.94	(1.90)	(0.96)	(1.05)	—	—	(1.05)	22.75

2019	21.46	1.05	3.73	4.78	(1.44)	—	(0.04)	(1.48)	24.76

2018	24.14	1.18	(2.61)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.46

2017	22.76	1.18	1.58	2.76	(1.38)	—	—	(1.38)	24.14

See accompanying notes to financial statements.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.60%	$192,591	1.14%	4.42%	1.14%	4.42%	73%

(3.71)	173,139	1.16	4.16	1.16	4.17	104

22.39	220,665	1.14	4.16	1.14	4.16	85

(6.38)	178,651	1.14	4.85	1.14	4.85	94

12.07	225,282	1.15	4.64	1.15	4.64	84

10.75	134,834	1.89	3.62	1.89	3.62	73

(4.43)	156,391	1.91	3.40	1.91	3.41	104

21.50	217,976	1.89	3.41	1.89	3.41	85

(7.09)	186,043	1.89	4.10	1.89	4.11	94

11.25	241,844	1.90	3.94	1.90	3.94	84

11.99	252,907	0.80	4.75	0.80	4.75	73

(3.40)	223,948	0.82	4.62	0.81	4.63	104

22.82	80,903	0.80	4.59	0.80	4.59	85

(6.08)	27,654	0.81	5.18	0.81	5.19	94

12.47	29,332	0.81	5.10	0.81	5.10	84

11.88	976,385	0.89	4.64	0.89	4.64	73

(3.47)	1,055,383	0.91	4.37	0.91	4.37	104

22.69	1,725,703	0.89	4.42	0.89	4.42	85

(6.13)	1,312,280	0.89	5.10	0.89	5.11	94

12.35	1,607,267	0.90	4.96	0.90	4.96	84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (9/95)

2021	$18.40	$0.23	$7.12	$7.35	$(0.33)	$(3.06)	$(3.39)	$22.36

2020	20.22	0.21	(1.54)	(1.33)	(0.14)	(0.35)	(0.49)	18.40

2019	18.03	0.33	4.16	4.49	(0.33)	(1.97)	(2.30)	20.22

2018	20.23	0.31	(1.43)	(1.12)	(0.34)	(0.74)	(1.08)	18.03

2017	21.75	0.32	0.85	1.17	(0.37)	(2.32)	(2.69)	20.23

Class C (2/00)

2021	17.80	0.03	6.90	6.93	(0.16)	(3.06)	$(3.22)	21.51

2020	19.55	0.06	(1.46)	(1.40)	—	(0.35)	(0.35)	17.80

2019	17.49	0.16	4.03	4.19	(0.16)	(1.97)	(2.13)	19.55

2018	19.63	0.17	(1.39)	(1.22)	(0.18)	(0.74)	(0.92)	17.49

2017	21.18	0.15	0.82	0.97	(0.20)	(2.32)	(2.52)	19.63

Class R6 (4/13)

2021	18.98	0.32	7.34	7.66	(0.43)	(3.06)	(3.49)	23.15

2020	20.85	0.30	(1.59)	(1.29)	(0.23)	(0.35)	(0.58)	18.98

2019	18.54	0.44	4.27	4.71	(0.43)	(1.97)	(2.40)	20.85

2018	20.75	0.44	(1.51)	(1.07)	(0.40)	(0.74)	(1.14)	18.54

2017	22.23	0.46	0.82	1.28	(0.44)	(2.32)	(2.76)	20.75

Class I (6/95)

2021	18.74	0.27	7.27	7.54	(0.39)	(3.06)	(3.45)	22.83

2020	20.59	0.27	(1.58)	(1.31)	(0.19)	(0.35)	(0.54)	18.74

2019	18.34	0.39	4.22	4.61	(0.39)	(1.97)	(2.36)	20.59

2018	20.55	0.39	(1.47)	(1.08)	(0.39)	(0.74)	(1.13)	18.34

2017	22.07	0.40	0.84	1.24	(0.44)	(2.32)	(2.76)	20.55

See accompanying notes to financial statements.

	Ratio/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

40.98%	$207,384	1.28%	1.02%	1.24%	1.05%	101%

(6.37)	176,739	1.30	1.20	N/A	N/A	135

25.24	249,172	1.30	1.56	N/A	N/A	109

(5.78)	264,414	1.26	1.61	N/A	N/A	131

5.34	459,034	1.29	1.47	N/A	N/A	131

39.85	12,195	2.03	0.13	2.00	0.16	101

(7.03)	14,874	2.05	0.32	N/A	N/A	135

24.28	37,352	2.06	0.79	N/A	N/A	109

(6.46)	43,152	2.02	0.89	N/A	N/A	131

4.59	66,953	2.04	0.71	N/A	N/A	131

41.48	556,126	0.89	1.42	0.85	1.46	101

(5.95)	437,016	0.90	1.66	N/A	N/A	135

25.74	479,973	0.88	2.03	N/A	N/A	109

(5.39)	346,185	0.88	2.21	N/A	N/A	131

5.78	277,978	0.87	2.04	N/A	N/A	131

41.32	1,476,888	1.03	1.19	0.99	1.23	101

(6.12)	1,604,544	1.05	1.46	N/A	N/A	135

25.56	2,148,012	1.06	1.80	N/A	N/A	109

(5.51)	2,302,536	1.02	1.96	N/A	N/A	131

5.61	2,945,935	1.04	1.78	N/A	N/A	131
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 –Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

N/A	Fund did not have waiver/reimbursement for periods prior to fiscal year ended December 31, 2021.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust V (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) as amended. Nuveen Investment Funds, Inc. is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”), among others, and Nuveen Investment Trust V is comprised of Nuveen Global Real Estate Securities Fund (“Global Real Estate Securities”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987 and Nuveen Investment Trust V was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is December 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years after purchase. Class R6 Shares and I Shares are sold without an up-front sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A after the close of business on June 4, 2021.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the current calendar year end.

Foreign Currency Transactions and Translation

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$62,222,112	9.2%
Australia	57,252,962	8.5
France	50,511,132	7.5
Spain	49,231,154	7.3
Italy	43,836,480	6.5
Mexico	20,334,625	3.0
Japan	16,424,669	2.5
United Kingdom	14,378,573	2.1
Germany	12,098,097	1.8
Other	48,159,388	7.2
Total non-U.S securities	$374,449,192	55.6%

Global Real Estate Securities
Country:
Japan	$6,779,447	8.9%
Germany	3,432,652	4.5
United Kingdom	3,377,052	4.4
Canada	2,726,053	3.6
Australia	2,677,471	3.5
Hong Kong	2,264,326	3.0
Sweden	2,081,339	2.7
Singapore	2,034,749	2.7
France	1,857,885	2.4
Other	2,997,180	4.1
Total non-U.S securities	$30,228,154	39.8%

Notes to Financial Statements (continued)

Real Asset Income	Value	% of Net Assets
Country:
Canada	$219,491,497	14.1%
United Kingdom	77,771,476	5.0
Australia	65,000,409	4.2
Italy	51,433,892	3.3
Singapore	45,904,009	3.0
France	35,996,975	2.3
Spain	35,624,077	2.3
Hong Kong	27,059,443	1.7
Japan	15,739,094	1.0
Other	134,008,855	8.6
Total non-U.S. securities	$708,029,727	45.5%

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure, Global Real Estate Securities and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets for Global Infrastructure, Global Real Estate Securities and Real Estate Securities and relative settled shares for Real Asset Income.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continually evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing service and are generally classified as Level 1 or 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Notes to Financial Statements (continued)

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

Global Infrastructure	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$298,265,920	$285,010,882	**	$—	$583,276,802
Real Estate Investment Trust Common Stocks	76,456,589	920,516	**	—	77,377,105
Investment Companies	1,803,595	—		—	1,803,595
Short-Term Investments:
Repurchase Agreements	—	11,982,765		—	11,982,765
Total	$376,526,104	$297,914,163		$—	$674,440,267

Global Real Estate Securities
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$48,396,526	$12,211,411	**	$—	$60,607,937
Common Stocks	1,961,556	12,434,229	**	—	14,395,785
Short-Term Investments:
Repurchase Agreements	—	792,662		—	792,662
Total	$50,358,082	$25,438,302		$—	$75,796,384

Real Asset Income
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$258,984,616	$143,629,183	**	$—	$402,613,799
Common Stocks	224,676,552	176,844,694	**	—	401,521,246
Corporate Bonds	—	223,780,712		—	223,780,712
$25 Par (or similar) Retail Preferred	194,476,622	1,840,382	**	—	196,317,004
$1,000 Par (or similar) Institutional Preferred	—	153,638,593		—	153,638,593
Convertible Preferred Securities	97,706,237	3,294,214	**	—	101,000,451
Investment Companies	13,338,983	—		—	13,338,983
Convertible Bonds	—	6,723,976		—	6,723,976
Variable Rate Senior Loan Interests	—	6,537,013		—	6,537,013
Asset-Backed Securities	—	5,010,781		—	5,010,781
Investments Purchased with Collateral from Securities Lending	3,639,872	—		—	3,639,872
Short-Term Investments:
Repurchase Agreements	—	39,667,639		—	39,667,639
Investments in Derivatives:
Futures Contracts***	(376,337)	—		—	(376,337)
Total	$792,446,545	$760,967,187		$—	$1,553,413,732

Real Estate Securities
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$2,195,562,639	$—		$—	$2,195,562,639
Common Stocks	13,959,346	—		—	13,959,346
Short-Term Investments:
Repurchase Agreements	—	48,644,927		—	48,644,927
Total	$2,209,521,985	$48,644,927		$—	$2,258,166,912
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, Real Asset Income may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in Real Asset Income’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Global Infrastructure	Fixed Income Clearing Corporation	$11,982,765	$(12,222,508)
Global Real Estate Securities	Fixed Income Clearing Corporation	792,662	(808,563)
Real Asset Income	Fixed Income Clearing Corporation	39,667,639	(40,461,013)
Real Estate Securities	Fixed Income Clearing Corporation	48,644,927	(49,617,836)

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The resulting loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.

As of the end of the current reporting period, the total value of the securities on loan and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Real Asset Income	$25 Par (or similar) Retail Preferred	$2,523,086	$2,582,976
	Corporate Bonds	674,005	912,123
	$1,000 Par (or similar) Institutional Preferred	106,972	109,250
	Common Stock	33,549	35,523
		$3,337,612	$3,639,872

Notes to Financial Statements (continued)

Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Purchases	$807,372,088	$90,821,546	$1,088,280,294	$2,429,254,123
Sales and maturities	809,390,360	89,214,535	1,235,695,907	3,213,900,218

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income continued using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$28,244,269
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(376,337)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$1,191,894	$(443,972)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,015,539	$11,544,506	599,211	$6,202,488
Class A – automatic conversion of Class C Shares	374	4,216	8,770	91,612
Class A – automatic conversion of Class R3 Shares	6,992	82,860	—	—
Class C	190,457	2,194,695	136,315	1,389,573
Class R3(1)	1,062	11,808	3,124	33,000
Class R6	1,580,138	18,109,552	4,772,433	47,197,004
Class I	9,414,515	107,638,733	11,876,825	120,621,548
Shares issued to shareholders due to reinvestment of distributions:
Class A	301,757	3,485,937	54,159	587,139
Class C	84,048	954,809	11,485	121,585
Class R3(1)	—	—	242	2,658
Class R6	631,908	7,301,462	119,400	1,295,744
Class I	2,004,767	23,090,869	424,319	4,588,327
	15,231,557	174,419,447	18,006,283	182,130,678
Shares redeemed:
Class A	(866,839)	(10,011,506)	(1,644,157)	(16,956,333)
Class C	(676,572)	(7,471,440)	(612,147)	(6,097,375)
Class C – automatic conversion to Class A Shares	(378)	(4,216)	(8,857)	(91,612)
Class R3(1)	(15,527)	(172,037)	(12,778)	(133,348)
Class R3(1) – automatic conversion to Class A Shares	(6,882)	(82,860)	—	—
Class R6	(567,862)	(6,668,327)	(363,446)	(3,706,374)
Class I	(11,097,745)	(127,756,404)	(13,961,688)	(138,554,022)
	(13,231,805)	(152,166,790)	(16,603,073)	(165,539,064)
Net increase (decrease)	1,999,752	$22,252,657	1,403,210	$16,591,614

Notes to Financial Statements (continued)

	Year Ended 12/31/21		Year Ended 12/31/20
Global Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,263	$1,030,924	143	$3,000
Class C	1,115	28,009	220	5,000
Class R6	96,242	2,373,854	1,467,713	26,694,142
Class I	79,741	1,792,544	1,459	30,104
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,504	83,718	13	260
Class C	110	2,622	3	63
Class R6	214,932	5,139,646	40,556	835,357
Class I	10,195	243,739	238	4,777
	446,102	10,695,056	1,510,345	27,572,703
Shares redeemed:
Class A	(34,949)	(840,353)	—	—
Class C	(264)	(6,549)	(473)	(9,800)
Class R6	(5,793)	(140,897)	(4,934)	(100,932)
Class I	(11,921)	(291,667)	(1,401)	(25,769)
	(52,927)	(1,279,466)	(6,808)	(136,501)
Net increase (decrease)	393,175	$9,415,590	1,503,537	$27,436,202

	Year Ended 12/31/21		Year Ended 12/31/20
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,792,702	$42,440,791	1,902,997	$41,643,734
Class A – automatic conversion of Class C Shares	9,393	219,399	17	377
Class C	478,014	11,362,466	624,853	14,107,617
Class R6	1,293,574	30,801,645	6,941,969	149,718,990
Class I	9,036,711	214,064,833	18,457,873	404,384,339
Shares issued to shareholders due to reinvestment of distributions:
Class A	399,311	9,482,178	377,857	8,022,999
Class C	260,539	6,183,058	301,387	6,398,946
Class R6	570,135	13,609,600	245,647	5,290,262
Class I	2,118,947	50,268,016	2,754,414	58,364,281
	15,959,326	378,431,986	31,607,014	687,931,545
Shares redeemed:
Class A	(1,811,562)	(42,836,654)	(3,581,869)	(75,610,634)
Class C	(2,000,655)	(47,153,673)	(2,854,626)	(59,762,014)
Class C – automatic conversion to Class A Shares	(9,390)	(219,399)	(17)	(377)
Class R6	(1,208,956)	(29,290,159)	(645,459)	(13,575,100)
Class I	(16,990,034)	(398,043,478)	(44,519,529)	(913,996,615)
	(22,020,597)	(517,543,363)	(51,601,500)	(1,062,944,740)
Net increase (decrease)	(6,061,271)	$(139,111,377)	(19,994,486)	$(375,013,195)

	Year Ended 12/31/21		Year Ended 12/31/20
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,629,030	$34,500,446	2,345,637	$41,463,348
Class A – automatic conversion of Class C Shares	1,604	32,211	1,555	27,275
Class A – automatic conversion of Class R3 Shares	551,348	12,102,095	—	—
Class C	59,172	1,230,714	67,657	1,202,432
Class R3(1)	42,137	845,650	135,825	2,465,994
Class R6	6,992,804	153,906,759	7,414,430	137,949,137
Class I	17,311,360	372,358,435	21,849,716	393,291,664
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,163,771	25,038,845	268,602	4,588,210
Class C	71,822	1,484,443	20,631	340,778
Class R3(1)	2,323	46,381	19,140	332,810
Class R6	3,027,403	67,437,483	678,888	11,972,957
Class I	7,426,676	162,995,707	2,212,738	38,515,208
	38,279,450	831,979,169	35,014,819	632,149,813
Shares redeemed:
Class A	(3,675,242)	(75,060,181)	(5,336,199)	(93,804,390)
Class C	(398,335)	(7,690,571)	(1,161,692)	(19,696,843)
Class C – automatic conversion to Class A Shares	(1,660)	(32,211)	(1,611)	(27,275)
Class R3(1)	(167,655)	(3,458,671)	(521,277)	(9,168,712)
Class R3(1) – automatic conversion to Class A Shares	(541,481)	(12,102,095)	—	—
Class R6	(9,027,341)	(202,987,795)	(8,082,093)	(145,998,249)
Class I	(45,663,701)	(1,044,147,935)	(42,773,861)	(770,659,412)
	(59,475,415)	(1,345,479,459)	(57,876,733)	(1,039,354,881)
Net increase (decrease)	(21,195,965)	$(513,500,290)	(22,861,914)	$(407,205,068)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Tax cost of investments	$557,006,086	$63,147,020	$1,445,805,543	$1,445,927,940
Gross unrealized:
Appreciation	$133,369,734	$15,489,817	$147,115,794	$861,495,425
Depreciation	(15,935,553)	(2,840,453)	(39,507,605)	(49,256,453)
Net unrealized appreciation (depreciation) of investments	$117,434,181	$12,649,364	$107,608,189	$812,238,972

Permanent differences, primarily due to paydowns, foreign currency transactions, distribution reallocations, bond premium amortization adjustments, investments in passive foreign investment companies, investments in partnerships, REIT adjustments, tax equalization, and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2021, the Funds’ tax year end.

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2021, the Funds’ tax year end, were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$4,758,872	$575,241	$1,553,859	$37,723,244
Undistributed net long-term capital gains	4,922,415	725,299	—	44,974,398
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2021 and December 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$33,796,309	$7,778,836	$84,470,384	$163,383,568
Distributions from net long-term capital gains	14,757,244	1,585,933	—	153,267,010

2020	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$8,389,679	$1,638,830	$85,569,606	$39,977,994
Distributions from net long-term capital gains	1,081,038	70,767	—	28,118,191
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2021, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Not subject to expiration:
Short-term	$132,761,495
Long-term	52,894,610
Total	$185,656,105

During the Funds’ tax year ended December 31, 2021, the Funds utilized capital loss carryforwards as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Utilized capital loss carryforwards	$7,451,814	$78,398	$81,554,833	$17,644,686

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Net Assets	Global Infrastructure and Global Real Estate Securities	Real Estate Securities
For the first $125 million	0.7500%	0.7000%
For the next $125 million	0.7375	0.6875
For the next $250 million	0.7250	0.6750
For the next $500 million	0.7125	0.6625
For the next $1 billion	0.7000	0.6500
For the next $3 billion	0.6750	0.6250
For the next $2.5 billion	0.6500	0.6000
For the next $2.5 billion	0.6375	0.5875
For net assets over $10 billion	0.6250	0.5750

Average Daily Net Assets	Real Asset Income
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $5 billion	0.5000
For net assets over $10 billion	0.4875

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Real Estate Securities and Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2021, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1631%
Global Real Estate Securities	0.1531%
Real Asset Income	0.1531%
Real Estate Securities	0.2000%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date
Global Infrastructure	1.00%		July 31, 2023
Global Real Estate Securities	1.09		July 31, 2023
Real Asset Income	0.95		July 31, 2023
Real Estate Securities	0.97	*	July 31, 2023

*	Effective May 28, 2021. Prior to May 28, 2021, the Fund did not have a temporary expense cap.

Distribution and Service Fees

Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incurred a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees.

Notes to Financial Statements (continued)

The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$118,380	$1,812	$230,698	$69,244
Paid to financial intermediaries (Unaudited)	106,378	1,644	207,876	61,310

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$37,162	$692	$147,525	$15,116

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$14,983	$328	$90,746	$9,416

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$905	$—	$3,009	$505

Affiliate Owned Shares

As of the end of the reporting period, the percentage of Fund shares owned by TIAA are as follows:

Global Real Estate Securities
TIAA owned shares	40%

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes.) Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

Additional Fund Information (Unaudited)

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodians State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Section 1250 and Long-Term Capital Gain Distributions: The Funds hereby designate as Section 1250 gain dividends and long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2021:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Section 1250 gain dividends	$ —	$ 39,319	$—	$ 2,542,767
Long-term capital gain dividends	14,757,244	1,546,614	—	218,263,980
Total	$14,757,244	$1,585,933	$—	$220,806,747

Foreign Taxes: Global Infrastructure paid qualifying foreign taxes of $1,045,456 and earned $10,379,563 of foreign source income during the fiscal year ended December 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, Global Infrastructure hereby designates $0.01810 per share as foreign taxes paid and $0.17974 per share as income earned from foreign sources for the fiscal year ended December 31, 2021. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations, their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code, and their percentages of qualified business income (“QBI”) for individuals under Section 199A of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend and business income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
% of DRD	21.8%	0.1%	14.0%	0.4%
% of QDI	47.5%	7.6%	39.2%	0.7%
% of QBI	2.2%	9.3%	12.0%	27.6%

Real Asset Income hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2021.

% of Interest Related Dividends				13.8%

Real Asset Income had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended December 31, 2021:

% of Section 163(j) Interest Dividends				21.4%

Additional Fund Information (Unaudited) (continued)

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Liquidity Risk Management Program

(Unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.

At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.

In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.

A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net): An index designed to measure the performance of listed real estate companies and REITs worldwide. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Return Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Return Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI US REIT Index: An index designed to measure the performance of U.S. large, mid and small-cap equity REITs. The index represents about 99% of the U.S. REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS), have core real estate exposure (i.e., only selected Specialized REITs are eligible which does not include cell tower REITs) and carry REIT tax status. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA IMI REITs Index: An index which is designed to measure the performance of U.S. large, mid, and small cap equity REITs. All securities in the index are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blended Benchmark (prior to April 1, 2021): Consists of: 1) 28% of the return of the S&P Global Infrastructure Index (Net), which is designed to measure the performance of listed infrastructure companies from around the world, 2) 21% of the return of the FTSE EPRA/Nareit Developed Index (Net), which is designed to measure the performance of listed real estate companies and REITs worldwide, 3) 18% of the return of the Wells Fargo Hybrid & Preferred Securities REIT Index, which was designed to measure the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021), 4) 18% of the Bloomberg U.S. Corporate High Yield Index, which is designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market, and 5) 15% of the return of the Bloomberg Global Capital Securities Index, which is designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Real Asset Income Blended Benchmark (effective April 1, 2021): Consists of the previous composition prior to April 1, 2021, and thereafter: 1) 25% of the return of the FTSE EPRA/Nareit Developed Index (Net), which is designed to measure the performance of listed real estate companies and REITS worldwide, 2) 22% of the return of the S&P Global Infrastructure Index (Net), which is designed to measure the performance of listed infrastructure companies from around the world, 3) 20% of the return of the ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, which is designed to measure the performance of the energy and utilities subgroups of the ICE BofA All Capital Securities Index, 4) 20% of the Bloomberg U.S. Corporate High Yield Bond Index, which is designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market, and 5) 13% of the return of the FTSE Nareit Preferred Stock Index, which is designed to measure the performance of publicly traded U.S. REIT preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Real Estate Securities Blended Benchmark (effective October 1, 2021): Consists of 1) 50% MSCI US REIT Index, and 2) 50% MSCI USA IMI REITs Index. Please see above for each respective index definition. Prior to October 1, 2021, the Fund’s performance was measured against the MSCI US REIT Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index (Net): An index designed to measure the performance of listed infrastructure companies from around the world. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Directors or Trustees, as applicable (the “Board” and each Director or Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

•

Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•

Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and

•

Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 (or for shorter periods available to the extent a Fund was not in existence during such periods) as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020. The Fund also ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2020 and second quartile for the three-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2021, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2021. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, while the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Global Real Estate Securities Fund (the “Global Real Estate Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2021, the Fund outperformed its benchmark for the three-year period ended March 31, 2021. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile of its Performance Peer Group for the three-year period ended March 31, 2021. For the periods ended May 14, 2021, the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Fund’s performance was below the performance of its benchmark for the one-year period, but the Fund outperformed its benchmark for the three-year period. Further, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and the first quartile for the three-year period ended May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Real Asset Income Fund (the “Real Asset Fund”), the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the three-year period and first quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its blended benchmark for the one-year period ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, while the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Real Estate Securities Fund (the “Real Estate Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2020, the Fund outperformed its benchmark for the one-year period ended December 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and fourth quartile for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Real Estate Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Global Infrastructure Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; (b) the Global Real Estate Fund had a net management fee and a net expense ratio that were below the respective peer averages (and the Global Real Estate Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year); (c) the Real Asset Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average; and (d) the Real Estate Fund had a net management fee that was slightly higher than the peer average and a net expense ratio that was higher than the peer average. The Independent Board Members noted that the Adviser had agreed to implement a temporary expense cap for the Real Estate Fund that will be in effect through July 31, 2023.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense caps applicable to the Funds.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors/Trustees

and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Member, Chicago Fellowship Board (philanthropy) 2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	142
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	142
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	142
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	142
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	142
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	142

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	142
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	142
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	142
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly. Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)

Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professionals, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FREGIF-1221D 2007080-INV-Y-02-23

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Fiscal Year Ended December 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	48,140	0	2,748	0
Nuveen Real Estate Securities Fund	53,135	7,500	0	0
Nuveen Real Asset Income Fund	50,960	0	0	0

Total	$152,235	$7,500	$2,748	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

December 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	47,370	0	3,249	0
Nuveen Real Estate Securities Fund	54,630	0	0	0
Nuveen Real Asset Income Fund	53,035	0	500	0

Total	$155,035	$0	$3,749	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Global Infrastructure Fund	2,748	0	0
Nuveen Real Estate Securities Fund	0	0	0
Nuveen Real Asset Income Fund	0	0	0

Total	$2,748	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Global Infrastructure Fund	3,249	0	0
Nuveen Real Estate Securities Fund	0	0	0
Nuveen Real Asset Income Fund	500	0	0

Total	$3,749	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 9, 2022